                                                                                                     Execution Copy

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                          Dated as of September 1, 2006,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                             dated as of March 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                 Series 2006-QS13

         Section  2.03     Representations, Warranties and Covenants of the Master Servicer and the
                           Company..............................................................................36

         Section  2.04     Representations and Warranties of Sellers.(See Section 2.04 of the Standard
                           Terms)...............................................................................41

         Section  2.05     Execution and Authentication of Certificates/Issuance of Certificates
                           Evidencing Interests in REMIC I and REMIC II.........................................41

         Section  2.06     Conveyance of Uncertificated REMIC I Regular Interests and Uncertificated

         Section  4.03     Statements to Certificateholders; Statements to the Rating Agencies; Exchange
                           Act Reporting. (See Section 4.03 of the Standard Terms)..............................56

         Section  4.04     Distribution of Reports to the Trustee and the Company; Advances by the Master

         Section  6.02     Merger or Consolidation of the Company or Master Servicer; Assignment of

         Section  9.01     Optional Purchase by the Master Servicer of All Certificates; Termination Upon

         Section  10.04    Distributions on the Uncertificated REMIC I Regular Interests, Uncertificated

                                                     EXHIBITS

Exhibit One-I:             Mortgage Loan Schedule (Group I Loans)
Exhibit One-II:            Mortgage Loan Schedule (Group II Loans)
Exhibit Two-I:             Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:            Schedule of Discount Fractions for Group II Loans
Exhibit Three:             Information to be Included in
                           Monthly Distribution Date Statement
Exhibit Four:              Standard Terms of Pooling and Servicing
                           Agreement Dated as of March 1, 2006
Exhibit Five:              Planned Principal Balances for Class I-A-6 Certificates

         This is a Series  Supplement,  dated as of September 1, 2006 (the  “Series  Supplement”),  to the Standard
Terms of Pooling  and  Servicing  Agreement,  dated as of March 1, 2006 and  attached  as Exhibit  Four hereto (the
“Standard Terms” and, together with this Series Supplement,  the “Pooling and Servicing Agreement” or “Agreement”),
among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
“Company”),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together  with its permitted  successors and assigns,  the  “Master  Servicer”),  and  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  as Trustee  (together  with its permitted successors and assigns, the “Trustee”).

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
“Certificates”),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial  ownership  interest  in the  Mortgage  Loans  (as  defined  herein).  As  provided  herein,  the  REMIC
Administrator  will make an election to treat the entire  segregated pool of assets  described in the definition of
Trust Fund, and subject to this Agreement  (including the Mortgage  Loans),  exclusive of amounts on deposit in the
Initial  Monthly  Payment Fund, as three real estate  mortgage  investment  conduits  (each, a “REMIC”) for federal income tax purposes.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate
Principal Balance,  Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                         Aggregate Initial
                      Pass-Through     Certificate Principal                                                  Maturity                    Fitch/                     Minimum
    Designation           Rate                Balance           Features(1)                                     Date                    Moody’s/S&P          Denominations(2)

        ------------------------------------------------------------------------------------------------------------------------------------------------
       I-A-1           Adjustable           $166,039,000.00        Senior/Floater/Adjustable Rate        September 25, 2036             AAA/Aaa/AAA          $25,000.00
                     Rate(3)
       I-A-2           Adjustable                     $0.00(4)      Senior/Interest Only/Inverse         September 25, 2036             AAA/Aaa/AAA          $2,000,000.00
                         Rate(3)                                      Floater/Adjustable Rate
       I-A-3              6.00%              $29,887,000.00      Senior/Super Senior/Lockout/Fixed       September 25, 2036             AAA/Aaa/AAA          $25,000.00
                                                                                Rate
       I-A-4              6.00%               $3,321,000.00     Senior/Senior Support/Lockout/Fixed      September 25, 2036             AAA/Aaa/AAA          $25,000.00
                                                                                Rate
       I-A-5              6.00%              $53,348,000.00              Senior/Fixed Rate               September 25, 2036             AAA/Aaa/AAA          $25,000.00
       I-A-6              6.00%              $77,359,000.00            Senior/PAC/Fixed Rate             September 25, 2036             AAA/Aaa/AAA          $25,000.00
       I-A-7              6.00%              $43,235,000.00         Senior/Companion/Fixed Rate          September 25, 2036             AAA/Aaa/AAA          $25,000.00
       I-A-8              6.00%              $58,285,000.00              Senior/Fixed Rate               September 25, 2036             AAA/Aaa/AAA          $25,000.00
       I-A-9              6.00%              $38,339,000.00              Senior/Fixed Rate               September 25, 2036             AAA/Aaa/AAA          $25,000.00
      I-A-10              6.00%              $19,338,000.00              Senior/Fixed Rate               September 25, 2036             AAA/Aaa/AAA          $25,000.00
      I-A-11              6.00%               $8,966,000.00              Senior/Fixed Rate               September 25, 2036             AAA/Aaa/AAA          $25,000.00
      II-A-1              5.75%             $100,045,000.00              Senior/Fixed Rate               September 25, 2021             AAA/Aaa/AAA          $25,000.00
       I-A-P              0.00%               $1,830,325.50            Senior/Principal Only             September 25, 2036             AAA/Aaa/AAA          $25,000.00
       I-A-V            Variable                      $0.00(6)         Senior/Interest Only/             September 25, 2036             AAA/Aaa/AAA          $2,000,000.00
                     Rate(5)                                               Variable Rate
      II-A-P              0.00%                 $879,871.78            Senior/Principal Only             September 25, 2021             AAA/Aaa/AAA          $25,000.00
      II-A-V            Variable                      $0.00(6)         Senior/Interest Only/             September 25, 2021             AAA/Aaa/AAA          $2,000,000.00
                         Rate(5)                                           Variable Rate
        R-I               6.50%                     $100.00          Senior/Residual/Fixed Rate          September 25, 2036             AAA/Aaa/AAA          (7)
       R-II               5.75%                      $50.00          Senior/Residual/Fixed Rate          September 25, 2021             AAA/Aaa/AAA          (7)
       R-III              5.75%                      $50.00          Senior/Residual/Fixed Rate          September 25, 2021             AAA/Aaa/AAA          (7)
       I-M-1              6.50%              $20,138,500.00             Mezzanine/Fixed Rate             September 25, 2036              AA/NA/NA            $25,000.00
       I-M-2              6.50%               $5,638,500.00             Mezzanine/Fixed Rate             September 25, 2036               A/NA/NA            $250,000.00
       I-M-3              6.50%               $4,296,000.00             Mezzanine/Fixed Rate             September 25, 2036              BBB/NA/NA           $250,000.00
                          5.75%               $1,925,000.00        013fIMezzanine/Fixed Rate             September 25, 2021              AA/NA/NA            $25,000.00
      II-M-2              5.75%                 $416,200.00             Mezzanine/Fixed Rate             September 25, 2021               A/NA/NA            $250,000.00
      II-M-3              5.75%                 $260,100.00             Mezzanine/Fixed Rate             September 25, 2021              BBB/NA/NA           $250,000.00
       I-B-1              6.50%               $2,685,000.00            Subordinate/Fixed Rate            September 25, 2036              BB/NA/NA            $250,000.00
       I-B-2              6.50%               $2,148,000.00            Subordinate/Fixed Rate            September 25, 2036               B/NA/NA            $250,000.00
       I-B-3              6.50%               $2,148,050.26            Subordinate/Fixed Rate            September 25, 2036              NA/NA/NA            $250,000.00
      II-B-1              5.75%                 $208,100.00            Subordinate/Fixed Rate            September 25, 2021              BB/NA/NA            $250,000.00
      II-B-2              5.75%                 $156,000.00            Subordinate/Fixed Rate            September 25, 2021               B/NA/NA            $250,000.00
      II-B-3              5.75%                 $156,192.10            Subordinate/Fixed Rate            September 25, 2021              NA/NA/NA            $250,000.00

(1) The Certificates,  other than the Class B and Class R Certificates,  shall be Book-Entry Certificates.  The Class B and Class R Certificates
    shall be delivered to the holders thereof in physical form.
(2) The Certificates,  other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate
    Principal  Balance or Notional  Amount,  as applicable)  and integral  multiples of $1 (or $1,000 in the case of the Class I-A-P,  Class II-A-P,
    Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates) in excess thereof,  except that one Certificate of any of the Class I-A-P,  Class II-A-P,  Class I-B-3,  Class II-B-1 and Class II-B-3  Certificates  that contain an uneven  multiple of $1,000 shall be issued in a  denomination  equal to the sum of the related  minimum  denomination  set forth above (or in the case of the Class II-B-1,
    Class  II-B-2 and Class II-B-3  Certificates  in minimum  original  denominations  equal to the initial  Certificate  Principal  Balance of such
    Certificate) and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.
(3)    Adjustable Rates         Initial                       Formula:                                  Maximum                     Minimum
       Class I-A-1               5.67%                        LIBOR + 0.34%                              7.50%                       0.34%
       Class I-A-2               1.83%                        7.16% - LIBOR                              7.16%                       0.00%
(4) The Class I-A-2 Certificates do not have a certificate  principal  balance.  For the purpose of calculating  interest payments,  interest on the Class I-A-2  Certificates  will accrue on a notional  amount  equal to the  certificate  principal  balance of the Class I-A-1  Certificates immediately prior to the related distribution date.
(5) The initial  Pass-Through Rate on the Class I-A-V Certificates is 0.4983% and the initial Pass-Through Rate on the Class II-A-V Certificates is 0.5383%.
(6) The Class I-A-V  Certificates and Class II-A-V  Certificates each do not have a principal balance.  For the purpose of calculating  interest payments, interest will accrue on a notional amount equal to, in the case of Class I-A-V Certificate,  the aggregate stated principal balance of the mortgage loans in Loan Group I, and in the case of Class II-A-V  Certificate,  the aggregate stated principal  balance of the mortgage loans in Loan Group II.
(7) Each class of the Class R Certificates  shall be issuable in minimum  denominations  of not less than a 20% Percentage  Interest;  provided, however,  that one Class R  Certificate  of each Class will be issuable  to  Residential  Funding as “tax  matters  person”  pursuant to Section
    10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

         The Group I Loans have an  aggregate  principal  balance as of the Cut-off  Date of  $537,001,475.76.  The
Group II Loans have an aggregate principal balance as of the Cut-off Date of $104,046,563.88.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

                  Section  1.01    Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date,  as to any Class or Subclass of
Certificates  (other than any Principal Only  Certificates),  interest  accrued during the related Interest Accrual
Period  at the  related  Pass-Through  Rate  on the  Certificate  Principal  Balance  or  Notional  Amount  thereof immediately  prior to such Distribution  Date.  Accrued  Certificate  Interest will be calculated on the basis of a
360-day  year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all Mortgage  Loans in the related Loan Group (to the extent not  offset by the Master  Servicer  with a payment  of  Compensating  Interest  as  provided  in
                  Section 4.01),

         (ii)     the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage  Rate in
                  the case of a Modified  Mortgage  Loan)) of Realized  Losses on all Mortgage Loans in the related
                  Loan Group  (including  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
                  Losses  and  Extraordinary  Losses)  not  allocated  solely to one or more  specific  Classes  of
                  Certificates pursuant to Section 4.05,

         (iii)    the interest  portion of Advances that were (A)  previously  made with respect to a Mortgage Loan or REO Property on the  Mortgage  Loans in the related Loan Group,  which  remained  unreimbursed following the Cash  Liquidation or REO  Disposition of such Mortgage Loan or REO Property and (B)
                  made with respect to  delinquencies  that were ultimately  determined to be Excess Special Hazard
                  Losses,  Excess Fraud Losses,  Excess Bankruptcy  Losses or Extraordinary  Losses on the Mortgage
                  Loans in the related Loan Group and were not  allocated  solely to one or more  specific  Classes of Certificates pursuant to Section 4.05, and

         (iv)     any other interest  shortfalls not covered by the  subordination  provided by the related Class M
                  Certificates  and related Class B Certificates,  including  interest that is not collectible from the  Mortgagor  pursuant  to  the  Servicemembers  Civil  Relief  Act,  as  amended,  or  similar legislation or regulations as in effect from time to time, all allocated as described below.

The Class I-A  Percentage  of these  reductions  with  respect  to the Group I Loans  will be  allocated  among the
Holders of the Group I Senior Certificates,  other than the Class I-A-P Certificates,  in proportion to the amounts of Accrued  Certificate  Interest that would have been payable to those Certificates from the Group I Loans on that
Distribution  Date absent such  reductions.  The Class II-A  Percentage  of these  reductions  with  respect to the
Group II Loans  will be  allocated  among the  Holders  of the Group II Senior  Certificates,  other than the Class
II-A-P  Certificates,  in proportion to the amounts of Accrued Certificate Interest that would have been payable to those  Certificates  from the Group II Loans on that  Distribution  Date absent such  reductions.  The remainder of these  reductions will be allocated  among the Holders of the related Class M Certificates  and the related Class B
Certificates in proportion to the respective amounts of Accrued  Certificate  Interest that would have been payable on that Distribution  Date absent these  reductions.  In the case of each class of Class M Certificates and Class B
Certificates,  Accrued  Certificate  Interest  on that  class  will be  further  reduced  by the  interest  portion
(adjusted  to the Net  Mortgage  Rate) of  Realized  Losses  that are  allocated  solely  to such  Class of Class M
Certificates or such Class of Class B in Certificates pursuant to Section 4.05.

          Adjustable Rate Certificates:  Any of the Class I-A-1 Certificates and Class I-A-2 Certificates.

          Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner’s  interest as a beneficiary under the related Sharia  Mortgage Loan Security  Instrument and the co-owner’s  interest in the related  Mortgaged
Property  is  conveyed  to a  subsequent  owner,  which  may  take  the form of an  “Assignment  Agreement”  and an
“Amendment  of  Security  Instrument”  or an  “Assignment  Agreement  and  Amendment  of Security  Instrument”,  as
applicable.

         Available  Distribution  Amount:  As to any Distribution  Date and each Loan Group, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the  immediately  preceding  Determination  Date,  including  any  Subsequent  Recoveries,  and amounts deposited in the Custodial  Account in connection  with the  substitution of Qualified  Substitute  Mortgage Loans,
(ii) the amount of any Advance made on the  immediately  preceding  Certificate  Account  Deposit  Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section
4.07,  (v) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial  Account or the
Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety
Bond in respect of such  Distribution  Date,  and (vii) the proceeds of any Pledged  Assets  received by the Master
Servicer,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination  Date of
(w) aggregate  Foreclosure Profits,  (x) the Amount Held for Future  Distribution,  and (y) amounts permitted to be withdrawn by the Master  Servicer from the Custodial  Account in respect of the Mortgage  Loans in the related Loan
Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy  Amount:  With  respect  to Loan  Group I, as of any date of  determination  prior to the first anniversary  of the Cut-off  Date,  an amount equal to the excess,  if any, of (A) $192,409  over (B) the aggregate amount  of  Bankruptcy  Losses  allocated  solely  to one or more  specific  Classes  of  Group I  Certificates  in accordance  with  Section  4.05 of this  Series  Supplement.  With  respect  to Loan  Group  II,  as of any date of determination  prior to the first  anniversary  of the Cut-off Date, an amount equal to the excess,  if any, of (A)
$100,000 over (B) the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more specific Classes of
Group II Certificates in accordance  with Section 4.05 of this Series  Supplement.  With respect to any Loan Group, as of any date of  determination  on or after the first  anniversary  of the Cut-off  Date,  an amount equal to the excess, if any, of

                  (1) the lesser of (a) the related  Bankruptcy  Amount  calculated  as of the close of business on the Business Day  immediately  preceding the most recent  anniversary of the Cut-off Date  coinciding with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the
         Cut-off Date, the Business Day  immediately  preceding such date of  determination)  (for purposes of this definition, the “Relevant Anniversary”) and (b) the greatest of:

                           (A)      (i) if the aggregate  principal  balance of the Non-Primary  Residence Loans in the related Loan Group as of the Relevant  Anniversary  is less than 10% of the Stated  Principal
                  Balance of the Mortgage  Loans in the related Loan Group as of the Relevant  Anniversary,  $0.00, or (ii) if the aggregate  principal  balance of the  Non-Primary  Residence  Loans in the related
                  Loan  Group  as of the  Relevant  Anniversary  is  equal to or  greater  than  10% of the  Stated
                  Principal  Balance  of  the  Mortgage  Loans  in  the  related  Loan  Group  as of  the  Relevant
                  Anniversary,  the sum of (I) the aggregate  principal balance of the Non-Primary  Residence Loans in the  related  Loan Group with a  Loan-to-Value  Ratio of greater  than 80.00% but less than or equal to 90.00%  (other than  Additional  Collateral  Loans),  times  0.25%,  (II) the  aggregate principal  balance  of  the  Non-Primary  Residence  Loans  in  the  related  Loan  Group  with a
                  Loan-to-Value  Ratio of  greater  than  90.00%  but less  than or equal  to  95.00%  (other  than
                  Additional  Collateral  Loans),  times 0.50%,  and (III) the aggregate  principal  balance of the
                  Non-Primary  Residence  Loans in the  related  Loan Group with a  Loan-to-Value  Ratio of greater than  95.00%  (other  than  Additional  Collateral  Loans)  times  0.75%,  in each case as of the
                  Relevant Anniversary;

                           (B)      the  greater  of (i)  the  product  of  (x)  an  amount  equal  to the  largest difference in the related  Monthly  Payment for any  Non-Primary  Residence Loan remaining in the related Loan Group (other than Additional  Collateral Loans) which had an original  Loan-to-Value
                  Ratio of 80% or greater  that would  result if the Net  Mortgage  Rate  thereof  was equal to the weighted  average  (based on the  principal  balance of the  Mortgage  Loans in the related  Loan
                  Group as of the  Relevant  Anniversary)  of the Net Mortgage  Rates of all Mortgage  Loans in the
                  related Loan Group as of the  Relevant  Anniversary  less 1.25% per annum,  (y) a number equal to the weighted average remaining term to maturity,  in months,  of all Non-Primary  Residence Loans remaining  in the  related  Loan  Group  as of the  Relevant  Anniversary,  and (z) one  plus the quotient of the number of all  Non-Primary  Residence  Loans  remaining in the related Loan Group divided by the total  number of  Outstanding  Mortgage  Loans in the related Loan Group as of the
                  Relevant Anniversary, and (ii) $50,000; and

                           (C)      the  greater of (i) 0.0006  times the  aggregate  principal  balance of all the
                  Mortgage Loans in the related Loan Group as of the Relevant  Anniversary  having a  Loan-to-Value
                  Ratio  (other  than  Additional  Collateral  Loans) at  origination  which  exceeds  75% and (ii)
                  $100,000,

                  over (2) the  aggregate  amount of  related  Bankruptcy  Losses  allocated  solely to one or more specific  Classes of Group I Certificates  or Group II  Certificates,  as applicable,  in accordance  with
         Section 4.05 since the Relevant Anniversary.

         The related  Bankruptcy Amount may be further reduced by the Master Servicer  (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer  shall
(i) obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such  Rating  Agency  below the lower of the  then-current  rating or the  rating assigned  to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide a copy of such written confirmation to the Trustee.

         Capitalization  Reimbursement  Amount:  As to any Distribution  Date and Loan Group the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the Mortgage  Loans in such Loan Group during  the prior  calendar  month  and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such
Distribution  Date  pursuant to Section  3.10(a)(vii),  plus the  related  Capitalization  Reimbursement  Shortfall
Amount  remaining  unreimbursed  from any  prior  Distribution  Date  and  reimbursed  to the  Master  Servicer  or
Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan  Group  during the  preceding  calendar  month  exceeds  the amount of  principal payments on the Mortgage Loans included in the Available  Distribution  Amount for that Loan Group and Distribution
Date.

         Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6, Class
I-A-7,  Class I-A-8,  Class I-A-9,  Class  I-A-10,  Class I-A-11,  Class I-A-P,  Class I-A-V,  Class II-A-1,  Class
II-A-P,  Class II-A-V,  Class R-I, Class R-II, Class R-III,  Class I-M-1,  Class I-M-2,  Class I-M-3, Class II-M-1,
Class II-M-2,  Class II-M-3,  Class I-B-1, Class I-B-2,  Class I-B-3,  Class II-B-1,  Class II-B-2 and Class II-B-3
Certificates.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled “Deutsche Bank Trust Company  Americas,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-QS13” and which must be an Eligible Account.

         Certificate  Group:  With  respect  to (i) Loan  Group I, the  Group I  Senior,  Class  I-M and  Class I-B
Certificates; and (ii) Loan Group II, the Group II Senior, Class II-M and Class II-B Certificates.

         Certificate Policy:  None.

         Certificate   Principal  Balance:  With  respect  to  each  Certificate  (other  than  any  Interest  Only
Certificate), on any date of determination, an amount equal to:

         (i)      the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, minus

         (iii)    the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with  respect  to such
                  Certificate (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
                  Balance  thereof  pursuant  to  Section  4.02(a)  and  (y) the  aggregate  of all  reductions  in
                  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any  predecessor  Certificate)  pursuant to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance of each  Certificate of the Class of Subordinate  Certificates with the Lowest Priority at any given time shall be further  reduced by an amount equal to the Percentage  Interest represented by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal
Balance of all  Classes of  Certificates  in the  related  Certificate  Group  then  outstanding  over (B) the then aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I or Loan Group II, as applicable.

         Class A-P  Certificates:  The Class I-A-P  Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-P Certificates, which relate to and are payable from the Group II Loans.

         Class A-P Collection  Shortfall:  With respect to the Cash  Liquidation  or REO  Disposition of a Discount
Mortgage  Loan,  any  Distribution  Date and any Loan  Group,  the extent to which the amount  described  in clause
(C)(1) of the  definition  of Class A-P Principal  Distribution  Amount for such Loan Group is less than the amount described in clause (C)(2) of such definition.

         Class A-V  Certificates:  The Class I-A-V  Certificates,  which relate to and are payable from the Group I
Loans, and Class II-A-V Certificates, which relate to and are payable from the Group II Loans.

         Class I-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the  aggregate
Certificate  Principal  Balance  of the Group I Senior  Certificates,  other  than the Class  I-A-P  Certificates, immediately  prior to that  Distribution  Date  divided by the  aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans in Loan Group I, other than the Discount  Fraction of the Discount  Mortgage Loans in Loan Group I,
immediately prior to that  Distribution  Date. The Class I-A Percentage will initially equal  approximately  93.08%
and will in no event exceed 100%.

         Class I-M Certificates: The Class I-M-1, Class I-M-2 and Class I-M-3 Certificates.

         Class II-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the aggregate
Certificate  Principal  Balance  of the Group II Senior  Certificates,  other than the Class  II-A-P  Certificates, immediately  prior to that  Distribution  Date  divided by the  aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans in Loan Group II, other than the Discount  Fraction of the  Discount  Mortgage  Loans in Loan Group
II,  immediately  prior to that  Distribution  Date. The Class II-A Percentage  will initially equal  approximately
96.97% and will in no event exceed 100%.

         Class II-M Certificates: The Class II-M-1, Class II-M-2 and Class II-M-3 Certificates.

         Class B Certificates:  The Class I-B-1,  Class I-B-2,  Class I-B-3,  Class II-B-1,  Class II-B-2 and Class
II-B-3  Certificates.  The Class  I-B-1,  Class I-B-2 and Class I-B-3  Certificates  relate to and are payable from the Group I Loans.  The Class  II-B-1,  Class II-B-2 and Class II-B-3  Certificates  relate to and are payable from the Group II Loans.

         Class M Certificates:  The Class I-M-1,  Class I-M-2,  Class I-M-3,  Class II-M-1,  Class II-M-2 and Class
II-M-3  Certificates.  The Class  I-M-1,  Class I-M-2 and Class I-M-3  Certificates  relate to and are payable from the Group I Loans.  The Class  II-M-1,  Class II-M-2 and Class II-M-3  Certificates  relate to and are payable from the Group II Loans

         Class R Certificate: Any one of the Class R-I, Class R-II and Class R-III Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a “residual interest” in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a “residual interest” in REMIC II for purposes of the REMIC Provisions.

         Class  R-III  Certificate:  Any  one  of  the  Class  R-III  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a “residual interest” in REMIC III for purposes of the REMIC Provisions.

         Closing Date:  September 28, 2006.

         Compensating  Interest:  With  respect to any  Distribution  Date and each Loan  Group an amount  equal to
Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full during the related Prepayment Period and  Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for the such
Loan Group on such  Distribution  Date, but not more than the lesser of (a)  one-twelfth of 0.125% of the aggregate
Stated Principal  Balance of the Mortgage Loans in the related Loan Group  immediately  preceding such Distribution
Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with respect to the Mortgage Loans in the related
Loan Group and such  Distribution  Date;  provided that for purposes of this definition the amount of the Servicing
Fee will not be reduced  pursuant to Section  7.02(a)  except as may be required  pursuant to the last  sentence of such Section.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this  instrument  is located at Deutsche  Bank Trust  Company  Americas,  1761 East St.  Andrew Place,
Santa Ana, California 92705-4934, Attention: Residential Accredit Loans, Inc., Series 2006-QS13.

         Credit Support  Depletion  Date:  With respect to Loan Group I, the first  Distribution  Date on which the
Certificate  Principal  Balances of the Class I-M, Class I-B-1,  Class I-B-2 and Class I-B-3 Certificates have been reduced to zero.  With respect to Loan Group II, the first  Distribution  Date on which the  Certificate  Principal
Balances of the Class II-M, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates have been reduced to zero.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date:  September 1, 2006.

         Determination  Date:  With  respect  to any  Distribution  Date,  the  second  Business  Day prior to each
Distribution Date.

         Discount Net  Mortgage  Rate:  With  respect to Loan Group I, 6.50% per annum.  With respect to Loan Group
II, 5.75% per annum.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Eligible  Funds:  With respect to any  Distribution  Date and Loan Group, an amount equal to the excess of
(a) the Available  Distribution  Amount for such Loan Group over (b) the sum of (i) the aggregate amount of Accrued
Certificate  Interest on the related Senior  Certificates,  (ii) the related Senior Principal  Distribution  Amount
(determined  without  regard  to  Section  4.02(a)(ii)(Y)(D)   hereof),  (iii)  the  related  Class  A-P  Principal
Distribution  Amount for Loan Group I or Loan Group II, as applicable  (determined  without regard to clause (E) of the definition of Class A-P Principal  Distribution  Amount) and (iv) the aggregate  amount of Accrued  Certificate
Interest on the Class I-M,  Class I-B-1 and Class I-B-2  Certificates,  or the Class II-M,  Class  II-B-1 and Class
II-B-2 Certificates, as applicable.

         Excess  Subordinate  Principal  Amount:  With  respect  to any  Distribution  Date on which the  aggregate
Certificate  Principal Balance of the Class of Subordinate  Certificates in the Certificate Group related to a Loan
Group then  outstanding  with the Lowest  Priority is to be reduced to zero and on which Realized  Losses are to be allocated to such Class or Classes,  the excess,  if any, of (i) the amount that would  otherwise be  distributable in respect of principal on such class or classes of  Certificates on such  Distribution  Date over (ii) the excess, if any, of the aggregate Certificate  Principal Balance of such Class or Classes of Certificates  immediately prior to such  Distribution  Date over the  aggregate  amount of  Realized  Losses to be  allocated  to such  Classes  of
Certificates  on such  Distribution  Date as  reduced  by any  amount  calculated  with  respect to that Loan Group pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount.

         Floater Certificates:  The Class I-A-1 Certificates.

         Fraud  Loss  Amount:  With  respect  to Loan Group I, as of any date of  determination  after the  Cut-off
Date,  an amount equal to: (Y) prior to the first  anniversary  of the Cut-off Date an amount equal to 3.00% of the aggregate  outstanding  principal  balance of all of the Group I Loans as of the Cut-off  Date minus the  aggregate amount of Fraud  Losses  related  to Loan  Group I,  allocated  solely to one or more  specific  Classes of Group I
Certificates  in accordance with Section 4.05 of this Series  Supplement  since the Cut-off Date up to such date of determination,  and (Z) from the first to, but not including,  the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount  related to Loan Group I as of the most recent  anniversary of the Cut-off Date and (b) 1.00% of the  aggregate  outstanding  principal  balance of all of the Group I Loans as of the most recent  anniversary  of the Cut-off Date minus (2) the  aggregate  amount of Fraud Losses  related to Loan
Group I allocated  solely to one or more specific  Classes of Group I Certificates  in accordance with Section 4.05 since the most recent  anniversary  of the Cut-off  Date up to such date of  determination.  On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount related to Loan Group I shall be zero.

         With respect to Loan Group II, as of any date of  determination  after the Cut-off  Date,  an amount equal to: (X) prior to the first  anniversary  of the Cut-off Date an amount equal to 3.00% of the aggregate  outstanding principal  balance of all of the Group II Loans as of the Cut-off Date minus the  aggregate  amount of Fraud Losses related to Loan Group II,  allocated  solely to one or more specific Classes of Group II Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of  determination,  (Y) from the first to, but not including,  the second  anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a)
the Fraud Loss  Amount  related to Loan Group II as of the most  recent  anniversary  of the  Cut-off  Date and (b)
1.00%  of the  aggregate  outstanding  principal  balance  of all of the  Group  II  Loans  as of the  most  recent anniversary  of the Cut-off Date minus (2) the aggregate  amount of Fraud Losses related to Loan Group II allocated solely to one or more specific  Classes of Group II  Certificates  in  accordance  with Section 4.05 since the most recent  anniversary  of the  Cut-off  Date up to such date of  determination,  and (Z) from the  second to, but not including,  the fifth  anniversary  of the Cut-off  Date,  an amount  equal to (1) the lesser of (a) the Fraud Loss
Amount  related  to Loan  Group II as of the most  recent  anniversary  of the  Cut-off  Date and (b)  0.50% of the aggregate  outstanding  principal  balance of all of the Group II Loans as of the most  recent  anniversary  of the
Cut-off Date minus (2) the  aggregate  amount of Fraud Losses  related to Loan Group II allocated  solely to one or more specific  Classes of Group II Certificates  in accordance with Section 4.05 since the most recent  anniversary of the Cut-off Date up to such date of  determination.  On and after the fifth anniversary of the Cut-off Date, the
Fraud Loss Amount related to Loan Group II shall be zero.

         The Fraud Loss Amount related to Loan Group I or Loan Group II, as applicable,  may be further  reduced by the Master Servicer  (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master Servicer shall (i) obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of related  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such
Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group I Senior  Certificates:  The Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class
I-A-6, Class I-A-7, Class I-A-8,  Class I-A-9, Class I-A-10,  Class I-A-11,  Class I-A-V, Class I-A-P and Class R-I
Certificates, which relate to and are payable from the Group I Loans.

         Group II Senior  Certificates:  The Class II-A-1,  Class II-A-V,  Class II-A-P, Class R-II and Class R-III
Certificates, which relate to and are payable from the Group II Loans.

         Highest Priority:  As of any date of  determination,  the Class of related  Subordinate  Certificates then outstanding  with a  Certificate  Principal  Balance  greater than zero,  with the  earliest  priority for payments pursuant to Section 4.02(a),  in the following order:  (a) for the Subordinate  Certificates  related to Loan Group
I, Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-B-1,  Class I-B-2 and Class I-B-3 Certificates and (b) for the
Subordinate  Certificates  related to Loan Group II, Class II-M-1,  Class II-M-2, Class II-M-3, Class II-B-1, Class
II-B-2 and Class II-B-3 Certificates.

         Initial  Monthly  Payment  Fund:  With  respect  to the Group I Loans,  $112,000,  representing  scheduled principal  amortization  and interest at the Net  Mortgage  Rate  payable  during the October 2006 Due Period,  for those  Group I Loans for which the  Trustee  will not be  entitled to receive  such  payment.  With  respect to the
Group II Loans,  $604,600,  representing  scheduled  principal  amortization  and interest at the Net Mortgage Rate payable  during the October  2006 Due Period,  for those Group II Loans for which the Trustee  will not be entitled to receive such payment.

         Initial  Notional  Amount:  With  respect to the Class I-A-V  Certificates,  the  aggregate  Cut-off  Date
Principal  Balance of the Group I Loans and with respect to the Class II-A-V  Certificates,  the aggregate  Cut-off
Date Principal  Balance of the Group II Loans.  With respect to any Subclass  issued  pursuant to Section  5.01(c), the aggregate  Stated  Principal  Balance of the Mortgage  Loans  corresponding  to such Subclass as of the Cut-Off
Date.

         Initial Subordinate Class Percentage:  With respect to each Class of related Subordinate Certificates,  an amount  which  is  equal  to the  initial  aggregate  Certificate  Principal  Balance  of  such  related  Class  of
Subordinate  Certificates  divided by the  aggregate  Stated  Principal  Balance of all the  Mortgage  Loans in the
related Loan Group as of the Cut-off Date as follows:

         Class I-M-1:  3.75%                Class I-B-1:  0.50%
         Class I-M-2:  1.05%                Class I-B-2:  0.40%
         Class I-M-3:  0.80%                Class I-B-3:  0.40%

         Class II-M-1:  1.85%               Class II-B-1:  0.20%
         Class II-M-2:  0.40%               Class II-B-2:  0.15%
         Class II-M-3:  0.25%               Class II-B-3:  0.15%

         Interest  Accrual  Period:  With  respect to any Class of  Certificates  (other than the  Adjustable  Rate
Certificates)  and any Distribution  Date, the calendar month preceding the month in which such  Distribution  Date occurs.  With respect to the Adjustable Rate  Certificates and any  Distribution  Date, the period beginning on the
25th day of the month  preceding  the month in which such  Distribution  Date  occurs and ending on the 24th day of the month in which such Distribution Date occurs.

         Interest Only Certificates:  Any one of the Class I-A-2  Certificates,  Class I-A-V Certificates and Class
II-A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

         Inverse Floater: The Class I-A-2 Certificates.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.03.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Loan Group:  Either of Loan Group I or Loan Group II.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Lockout Certificates:   The Class A-3 Certificates and Class A-4 Certificates.

         Lockout  Percentage-For  any Distribution  Date occurring prior to the Distribution  Date in October 2011,
0%. For each Distribution  Date thereafter,  a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Lockout Certificates and the denominator of which is the aggregate
Stated  Principal  Balance of all of the Mortgage  Loans in Loan Group I, other than the  Discount  Fraction of the
Discount Mortgage Loans in Loan Group I.

         Lockout Shift  Percentage:  For any Distribution  Date occurring prior to the Distribution Date in October
2011, 0%. For any Distribution  Date occurring  thereafter,  as follows:  30% for any Distribution Date on or after
October  2011 and prior to  October  2012;  40% for any  Distribution  Date on or after  October  2012 and prior to
October  2013;  60% for any  Distribution  Date on or after  October  2013 and prior to October  2014;  80% for any
Distribution  Date on or after  October  2014 and  prior  to  October  2015;  and  100% for any  Distribution  Date
thereafter.

         Lower  Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other
Class of related  Subordinate  Certificates then outstanding with a later priority for payments pursuant to Section
4.02(a).

         Lowest Priority:  As of any date of  determination,  the Class of related  Subordinate  Certificates  then outstanding  with a  Certificate  Principal  Balance  greater  than zero,  with the latest  priority  for  payments pursuant to Section 4.02(a),  in the following order:  (a) for the Subordinate  Certificates  related to Loan Group
I, Class I-B-3,  Class I-B-2,  Class I-B-1,  Class I-M-3,  Class I-M-2 and Class I-M-1 Certificates and (b) for the
Subordinate  Certificates  related to Loan Group II, Class II-B-3,  Class II-B-2, Class II-B-1, Class II-M-3, Class
II-M-2 and Class II-M-1 Certificates .

         Maturity Date: With respect to  Certificates  in the Certificate  Group related to Loan Group I, September
25, 2036, the Distribution  Date immediately  following the latest scheduled  maturity date of any Mortgage Loan in
Loan Group I. With  respect to  Certificates  in the  Certificate  Group  related to Loan Group II,  September  25,
2021, the Distribution Date immediately  following the latest scheduled  maturity date of any Mortgage Loan in Loan
Group II.

         Mortgage:  With  respect to each  Mortgage  Note  related to a  Mortgage  Loan which is not a  Cooperative
Loan, the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple or leasehold  interest in real property  securing a Mortgage Note.  With respect to each  Obligation to Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One-I (with respect to Loan Group I) and Exhibit  One-II  (with  respect to Loan Group II) (in each case,  as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan Group:

         (i)          the Mortgage Loan identifying number (“RFC LOAN #”);

         (ii)         the maturity of the Mortgage Note (“MATURITY DATE”);

         (iii)        the Mortgage Rate (“ORIG RATE”);

         (iv)         the Subservicer pass-through rate (“CURR NET”);

         (v)          the Net Mortgage Rate (“NET MTG RT”);

         (vi)         the Pool Strip Rate (“STRIP”);

         (vii)        the initial  scheduled  monthly  payment of  principal,  if any, and interest  (“ORIGINAL P &
                      I”);

         (viii)       the Cut-off Date Principal Balance (“PRINCIPAL BAL”);

         (ix)         the Loan-to-Value Ratio at origination (“LTV”);

         (x)          the rate at which the  Subservicing  Fee accrues  (“SUBSERV  FEE”) and at which the Servicing
                      Fee accrues (“MSTR SERV FEE”);

         (xi)         a code “T,” “BT” or “CT” under the column “LN  FEATURE,”  indicating  that the Mortgage  Loan is secured by a second or vacation residence; and

         (xii)        a code “N” under the column “OCCP CODE,”  indicating  that the Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage  Loans:  Such of the  mortgage  loans,  including  any Sharia  Mortgage  Loans,  transferred  and assigned  to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being  identified in the initial Mortgage Loan Schedule,  and
Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without limitation,
(i) with  respect  to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security  Agreement,  Assignment  of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining thereto,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Obligation to Pay,  Sharia  Mortgage Loan
Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement and Amendment of Security
Instrument  and Mortgage  File and all rights  appertaining  thereto and (iii) with respect to each  Mortgage  Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan,  together with any  modification  thereto.  With respect to each
Sharia Mortgage Loan, the related Obligation to Pay.

         Mortgage  Rate:  As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage  Note, or any modification  thereto  other than a Servicing  Modification.  As to any Sharia  Mortgage  Loan,  the profit  factor described in the related Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia  Mortgage  Loan,  the consumer on an Obligation to Pay.

         Notional Amount: As of any Distribution Date (i) with respect to the Class I-A-2  Certificates,  an amount equal to the  Certificate  Principal  Balance  of the Class  I-A-1  Certificates  immediately  prior to such  date;
provided,  however,  for federal income tax purposes,  as of any Distribution Date, with respect to the Class I-A-2
Certificates,   the  equivalent  of  the  foregoing,   expressed  as  the   Uncertificated   Principal  Balance  of
Uncertificated  REMIC I Regular  Interest V; (ii) with respect to any Class I-A-V  Certificates or Subclass thereof issued pursuant to Section 5.01(c),  the aggregate Stated Principal  Balance of the Group I Loans  corresponding to the Uncertificated  REMIC III Regular Interests Z1 represented by such Class or Subclass  immediately prior to such date;  and (iii) with respect to any Class  II-A-V  Certificates  or Subclass  thereof  issued  pursuant to Section
5.01(c),  the aggregate Stated Principal Balance of the Group II Loans  corresponding to the  Uncertificated  REMIC
III Regular Interests Z2 Regular Interests represented by such Class or Subclass immediately prior to such date.

         Obligation  to Pay:  The  originally  executed  obligation  to pay or  similar  agreement  evidencing  the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Pass-Through   Rate:   With  respect  to  the  Senior   Certificates   (other  than  the  Adjustable  Rate
Certificates,  Class A-V  Certificates and Class A-P  Certificates),  Class M Certificates and Class B Certificates
and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

             o   With respect to the Class I-A-1  Certificates and the initial  Interest Accrual Period,  5.67% per annum,  and as to any Interest  Accrual  Period  thereafter,  a per annum rate equal to LIBOR plus
                 0.34%, with a maximum rate of 7.50% and a minimum rate of 0.34% per annum.

             o   With respect to the Class I-A-2  Certificates and the initial  Interest Accrual Period,  1.83% per annum,  and as to any Interest  Accrual Period  thereafter,  a per annum rate equal to 7.16% minus
                 LIBOR, with a maximum rate of 7.16% per annum and a minimum rate of 0.00% per annum.

         With  respect  to each  Class  of  Class  A-V  Certificates  (other  than any  Subclass  thereof)  and any
Distribution  Date, a rate equal to the weighted  average,  expressed as a  percentage,  of the Pool Strip Rates of all Mortgage  Loans in the related  Loan Group as of the Due Date in the related Due Period,  weighted on the basis of the  respective  Stated  Principal  Balances of such Mortgage  Loans as of the day  immediately  preceding  such
Distribution  Date (or,  with  respect to the initial  Distribution  Date,  at the close of business on the Cut-off
Date).  With  respect  to the  Class  I-A-V  Certificates  and  the  Class  II-A-V  Certificates  and  the  initial
Distribution  Date the Pass-Through Rate is equal to 0.4983% and 0.5383% per annum,  respectively.  With respect to any Subclass of Class A-V Certificates and any Distribution  Date, a rate equal to the weighted average,  expressed as a  percentage,  of the Pool Strip Rates of all  Mortgage  Loans in the related Loan Group  corresponding  to the
Uncertificated  Class REMIC III Regular  Interests Z represented by such Subclass as of the Due Date in the related
Due Period,  weighted on the basis of the  respective  Stated  Principal  Balances of such Mortgage Loans as of the day immediately  preceding such Distribution Date (or with respect to the initial  Distribution  Date, at the close of business on the Cut-off Date).  The Class A-P  Certificates  have no  Pass-Through  Rate and are not entitled to
Accrued Certificate Interest.

         Pool Strip Rate:  With  respect to each  Mortgage  Loan in any Loan  Group,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage  Loan over (b) the Discount Net Mortgage  Rate for such Loan
Group (but not less than 0.00%) per annum.

         Planned  Principal  Balance:  With  respect to any  Distribution  Date,  the amount set forth in the table entitled “Planned Principal Balances” in Exhibit Five opposite such date.

         Prepayment  Assumption:  With  respect  to  Loan  Group  I,  the  prepayment  assumption  to be  used  for determining  the accrual of original  issue  discount and premium and market  discount on the related  Certificates for  federal  income  tax  purposes,  which  assumes  a  constant  prepayment  rate of 10.0%  per annum of the then outstanding  principal  balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an  additional  approximately  1.272727%  per annum in each  month  thereafter  until the  twelfth  month,  and beginning  in the twelfth  month and in each month  thereafter  during the life of the related  Mortgage  Loans,  a constant  prepayment rate of 24.0% per annum.  With respect to Loan Group II, the prepayment  assumption to be used for  determining  the  accrual  of  original  issue  discount  and  premium  and  market  discount  on the  related
Certificates  for federal income tax purposes,  which assumes a constant  prepayment  rate of 8.0% per annum of the then  outstanding  principal  balance of the related Mortgage Loans in the first month of the life of such Mortgage
Loans and an additional  approximately  0.909090909%  per annum in each month  thereafter  until the twelfth month, and beginning in the twelfth month and in each month  thereafter  during the life of the related  Mortgage Loans, a constant prepayment rate of 18.0% per annum.

         Prepayment  Distribution  Percentage:  With respect to any Distribution Date and each Class of Subordinate
Certificates in the Certificate  Group for Loan Group I and Loan Group II, under the applicable  circumstances  set forth below, the respective percentages set forth below:

         (i)      For  any  Distribution  Date  prior  to  the  Distribution  Date  in  October  2011  (unless  the
                  Certificate  Principal Balances of the related Senior  Certificates (other than the related Class
                  A-P Certificates), have been reduced to zero), 0%.

         (ii)     For any  Distribution  Date not  discussed  in clause  (i)  above on which  any Class of  related
                  Subordinate Certificates are outstanding:

                           (a)      in the case of the Class of related  Subordinate  Certificates then outstanding with the  Highest  Priority  and each  other  Class of  Subordinate  Certificates  for  which the related  Prepayment  Distribution  Trigger  has  been  satisfied,  a  fraction,  expressed  as  a percentage,  the  numerator  of  which  is  the  Certificate  Principal  Balance  of  such  Class immediately  prior to such  date  and the  denominator  of  which  is the sum of the  Certificate
                  Principal  Balances  immediately  prior  to such  date of (1) the  Class of  related  Subordinate
                  Certificates  then  outstanding  with the Highest  Priority and (2) all other  Classes of related
                  Subordinate  Certificates  for which the respective  Prepayment  Distribution  Triggers have been satisfied; and

                           (b)      in the case of each other Class of related  Subordinate  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

         (iii)    Notwithstanding  the  foregoing,   if  the  application  of  the  foregoing  percentages  on  any
                  Distribution  Date as provided  in Section  4.02 of this Series  Supplement  (determined  without regard to the proviso to the definition of  “Subordinate  Principal  Distribution  Amount”) would result in a  distribution  in  respect  of  principal  of any  Class or  Classes  of  Subordinate
                  Certificates in an amount greater than the remaining  Certificate  Principal Balance thereof (any such class,  a “Maturing  Class”),  then:  (a) the  Prepayment  Distribution  Percentage  of each
                  Maturing Class shall be reduced to a level that, when applied as described  above,  would exactly reduce the Certificate  Principal Balance of such Class to zero; (b) the Prepayment  Distribution
                  Percentage  of each other Class of  Subordinate  Certificates  (any such Class,  a  “Non-Maturing
                  Class”) shall be  recalculated  in accordance  with the provisions in paragraph (ii) above, as if the  Certificate  Principal  Balance  of each  Maturing  Class  had been  reduced  to zero  (such percentage  as  recalculated,  the  “Recalculated  Percentage”);  (c)  the  total  amount  of the reductions in the Prepayment  Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate  percentage,  shall be allocated among the  Non-Maturing  Classes  in  proportion  to their  respective  Recalculated  Percentages  (the portion of such  aggregate  reduction so allocated to any  Non-Maturing  Class,  the  “Adjustment
                  Percentage”);  and (d) for  purposes  of such  Distribution  Date,  the  Prepayment  Distribution
                  Percentage  of  each  Non-Maturing  Class  shall  be  equal  to the  sum of  (1)  the  Prepayment
                  Distribution  Percentage thereof,  calculated in accordance with the provisions in paragraph (ii)
                  above as if the  Certificate  Principal  Balance of each  Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment  Distribution  Trigger:  With  respect  to any  Distribution  Date  and any  Class  of  related
Subordinate  Certificates (other than the Class I-M-1 Certificates and the Class II-M-1 Certificates),  a test that shall be  satisfied if the fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate  Principal
Balances of such Class and each Class of related  Subordinate  Certificates  with a Lower  Priority than such Class immediately  prior to such  Distribution  Date  divided by the  aggregate  Stated  Principal  Balance of all of the
Mortgage Loans (or related REO Properties) in the related Loan Group  immediately  prior to such  Distribution Date is greater than or equal to the sum of the Initial  Subordinate  Class  Percentages of such Class and each Class of related Subordinate Certificates with a Lower Priority.

         Principal Only Certificates:  Any one of the Class I-A-P Certificates and Class II-A-P Certificates.

         Record  Date:  With  respect to each  Distribution  Date and each Class of  Certificates  (other  than the
Adjustable Rate  Certificates for so long as the Adjustable Rate  Certificates  are in book-entry  form), the close of business on the last  Business  Day of the month  preceding  the month in which the  related  Distribution  Date occurs.  With  respect  to each  Distribution  Date  and the  Adjustable  Rate  Certificates  (so  long as they are
Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date

         Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest,  those  classes  of  Certificates identified as “Related Classes of Certificates” to such  Uncertificated  REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.  As to any Uncertificated  REMIC II Regular Interest,  those classes of
Certificates  identified as “Related Classes of Certificates” to such  Uncertificated  REMIC II Regular Interest in the definition of Uncertificated REMIC II Regular Interest.

         REMIC I: The segregated  pool of assets with respect to which a REMIC  election is to be made,  consisting of:
                  (i)      the Group I Loans and the related Mortgage Files,

                  (ii)     all  payments  and  collections  in respect  of the Group I Loans due after the  Cut-off
                           Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional
                           Collateral for any Additional  Collateral Loan, but not including  amounts on deposit in the related Initial Monthly Payment Fund,

                  (iii)    property  which  secured a Group I Loan and which has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
                           Assets  with  respect to each  Pledged  Asset  Mortgage  Loan,  and the  interest in the
                           Surety Bond  transferred  to the Trustee  pursuant to Section 2.01 herein,  in each case related to Group I Loans, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC  II:  The  segregated  pool of  assets,  with  respect  to  which a REMIC  election  is to be  made, consisting of:
                  (i)      the Group II Loans and the related Mortgage Files,

                  (ii)     all  payments  and  collections  in respect of the Group II Loans due after the  Cut-off
                           Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional
                           Collateral for any Additional  Collateral Loan, but not including  amounts on deposit in the related Initial Monthly Payment Fund,

                  (iii)    property  which  secured a Group II Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
                           Assets  with  respect to each  Pledged  Asset  Mortgage  Loan,  and the  interest in the
                           Surety Bond  transferred  to the Trustee  pursuant to Section 2.01 herein,  in each case related to Group II Loans, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC III: The segregated pool of assets  consisting of the  Uncertificated  REMIC I Regular Interests and
the  Uncertificated  REMIC II Regular Interests  conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates)  pursuant to
Section 2.06, with respect to which a separate REMIC election is to be made.

         Senior Accelerated  Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 60th  Distribution  Date and either Loan Group,  100%. With respect to any Distribution  Date thereafter and either Loan Group as follows:

                  (i) for any  Distribution  Date  after  the  60th  Distribution  Date but on or prior to the 72nd
         Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the related
         Subordinate Percentage for such Distribution Date;

                  (ii)for any  Distribution  Date  after  the  72nd  Distribution  Date but on or prior to the 84th
         Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the related
         Subordinate Percentage for such Distribution Date;

                  (iii)    for any Distribution  Date after the 84th  Distribution Date but on or prior to the 96th
         Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the related
         Subordinate Percentage for such Distribution Date;

                  (iv)for any  Distribution  Date  after  the 96th  Distribution  Date but on or prior to the 108th
         Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the related
         Subordinate Percentage for such Distribution Date; and

                  (v) for any Distribution  Date thereafter,  the related Senior  Percentage for such  Distribution
         Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any Distribution Date unless either:

                  (a)(1)(X)  the  outstanding  principal  balance of the  Mortgage  Loans in the related Loan Group delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)
         averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal
         Balance  of the  related  Subordinate  Certificates,  is less  than 50% or (Y) the  outstanding  principal balance of Mortgage Loans in the related Loan Group  delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed  or otherwise  liquidated,  or with respect to which the
         Mortgagor is in  bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the  aggregate  outstanding  principal  balance of all Mortgage  Loans in the related Loan Group  averaged over the last six  months,  does not  exceed  2% and (2)  Realized  Losses  on the  Mortgage  Loans in the
         related Loan Group to date for such  Distribution  Date if occurring  during the sixth,  seventh,  eighth, ninth or tenth year (or any year  thereafter)  after the Closing Date are less than 30%,  35%, 40%, 45% or
         50%,  respectively,  of the sum of the Initial  Certificate  Principal Balances of the related Subordinate
         Certificates; or

                  (b)(1) the outstanding  principal  balance of Mortgage Loans in the related Loan Group delinquent
         60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all Mortgage
         Loans in the related  Loan Group  averaged  over the last six months,  does not exceed 4% and (2) Realized
         Losses on the Mortgage  Loans in the related Loan Group to date for such  Distribution  Date, if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial  Certificate  Principal
         Balances of the related Subordinate Certificates; and

         (ii) that for any  Distribution  Date on which the related  Senior  Percentage is greater than the related
Senior  Percentage  as of the Closing  Date,  the  related  Senior  Accelerated  Distribution  Percentage  for such
Distribution Date shall be 100%.

Notwithstanding  the  foregoing,   upon  the  reduction  of  the  Certificate  Principal  Balances  of  the  Senior
Certificates  related to a Loan Group (other than the related Class A-P Certificates,  if any) to zero, the related
Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  Any one of the Group I Senior  Certificates or Group II Senior Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A and Exhibit D.

         Senior Interest  Distribution  Amount: With respect to any Distribution Date and Loan Group, the amount of
Accrued  Certificate  Interest  required to be distributed from the related  Available  Distribution  Amount to the
Holders of the related Senior Certificates for that Distribution Date.

         Senior Percentage:  The Class I-A Percentage or Class II-A Percentage, as applicable.

         Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan Group the lesser of
(a) the balance of the related  Available  Distribution  Amount  remaining  after the  distribution  of all amounts required to be  distributed  therefrom  pursuant to Section  4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount distributable  pursuant to clause (E) of the definition of “Class A-P Principal  Distribution  Amount”), and
(b) the sum of the amounts required to be distributed to the Senior  Certificateholders  of the related Certificate
Group,  other than the Class I-A-P  Certificates,  on such Distribution  Date pursuant to Sections  4.02(a)(ii)(Y),
4.02(a)(xvi) and 4.02(a)(xvii).

         Senior Support Certificates:  Any of the Class I-A-4 Certificates.

         Sharia  Mortgage  Loan: A declining  balance  co-ownership  transaction,  structured  so as to comply with
Islamic religious law.

         Sharia  Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the  relationship  between the consumer and co-owner and the parties’  respective rights under a Sharia Mortgage Loan,  including their respective rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,  security  instrument  or  other  comparable instrument  creating a first lien on an estate in fee simple or  leasehold  interest in real  property  securing an
Obligation to Pay.

         Special Hazard Amount:  With respect to Loan Group I and as of any  Distribution  Date, an amount equal to
$5,370,015  minus the sum of (i) the aggregate  amount of Special  Hazard Losses  related to Loan Group I allocated solely to one or more  specific  Classes of Group I  Certificates  in  accordance  with Section 4.05 of this Series
Supplement  and (ii) the related  Adjustment  Amount (as defined below) as most recently  calculated.  With respect to Loan  Group  II and as of any  Distribution  Date,  an  amount  equal  to  $2,980,809  minus  the sum of (i) the aggregate  amount of  Special  Hazard  Losses  related to Loan Group II  allocated  solely to one or more  specific
Classes of Group II  Certificates  in accordance  with Section 4.05 of this Series  Supplement and (ii) the related
Adjustment Amount (as defined below) as most recently calculated.

         For either Loan Group and each  anniversary of the Cut-off Date,  the Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in accordance  with the preceding  paragraph  (without  giving effect to the deduction of the Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greater of
(i) the product of the Special  Hazard  Percentage for such  anniversary  multiplied by the  outstanding  principal balance of all the Group I Loans or Group II Loans, as applicable,  on the Distribution Date immediately  preceding such  anniversary  and (ii)  twice the  outstanding  principal  balance  of the  Group I Loan or Group II Loan,  as applicable,  with the largest outstanding  principal balance as of the Distribution Date immediately preceding such anniversary  and (B) the greater of (i) the product of 0.50%  multiplied by the  outstanding  principal  balance of all the Group I Loans or Group II Loans,  as  applicable,  on the  Distribution  Date  immediately  preceding  such anniversary  multiplied  by a fraction,  the  numerator of which is equal to the  aggregate  outstanding  principal balance  (as of the  immediately  preceding  Distribution  Date) of all the  Group I Loans or  Group II  Loans,  as
applicable,  secured by Mortgaged Properties in Loan Group I or Loan Group II, as applicable,  located in the State
of  California  divided  by  the  aggregate   outstanding  principal  balance  (as  of  the  immediately  preceding
Distribution  Date) of all the Group I Loans or Group II Loans, as applicable,  expressed as a percentage,  and the denominator  of which is equal to 19.92% and 17.25% (which  percentage is equal to the  percentage of all the Group
I Loans or Group II Loans,  respectively,  by aggregate principal balance initially secured by Mortgaged Properties located in the State of California)  and (ii) the aggregate  outstanding  principal  balance (as of the immediately preceding  Distribution  Date) of the largest Group I Loan or Group II Loan,  as applicable  secured by a Mortgaged
Property in Loan Group I or Loan Group II, as  applicable,  (or,  with respect to a Cooperative  Loan,  the related
Cooperative Apartment) located in the State of California.
         The  Special  Hazard  Amount  related  to Loan  Group I or Loan  Group II, as  applicable,  may be further reduced by the Master  Servicer  (including  accelerating  the manner in which  coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i) obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such
Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Special  Hazard  Percentage:  As of each  anniversary  of the  Cut-off  Date,  the greater of (i) 1.0% and
(ii) the largest  percentage  obtained by dividing the aggregate  outstanding  principal balance (as of immediately preceding  Distribution  Date) of the  Group I Loans or  Group  II  Loans,  as  applicable,  secured  by  Mortgaged
Properties in Loan Group I or Loan Group II, as  applicable,  located in a single,  five-digit zip code area in the
State  of  California  by the  outstanding  principal  balance  of all the  Group I Loans or  Group  II  Loans,  as applicable,  as of the immediately preceding Distribution Date.

         Subordinate  Certificate:  With  respect to Loan Group I, any one of the Class I-M  Certificates  or Class
I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed  hereto as Exhibit B and Exhibit C,  respectively.  With  respect to
Loan  Group  II,  any  one of the  Class  II-M  Certificates  or  Class  II-B-1,  Class  II-B-2  and  Class  II-B-3
Certificates,  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate  Class  Percentage:  With  respect  to any  Distribution  Date and any  Class  of  Subordinate
Certificates,  a  fraction,  expressed  as a  percentage,  the  numerator  of  which is the  aggregate  Certificate
Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the denominator of which is the  aggregate  Stated  Principal  Balance  of all of the  Mortgage  Loans in the  related  Loan Group (or related  REO  Properties)  (other than the  related  Discount  Fraction of each  related  Discount  Mortgage  Loan)
immediately prior to such Distribution Date.

         Subordinate  Percentage:  With  respect to any Loan Group,  as of any date of  determination  a percentage equal to 100% minus the related Senior Percentage as of that date.

         Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and Loan Group and each
Class of related  Subordinate  Certificates,  (a) the sum of the following:  (i) such Class’s pro rata share, based on the Certificate  Principal Balance of each Class of related  Subordinate  Certificates then outstanding,  of the aggregate  of the  amounts  calculated  (without  giving  effect  to  the  related  Senior  Percentages)  for  such
Distribution  Date for the related Loan Group under  clauses (1), (2) and (3) of Section  4.02(a)(ii)(Y)(A)  to the
extent not payable to the related Senior  Certificates;  (ii) such Class’s pro rata share, based on the Certificate
Principal  Balance  of  each  Class  of  related  Subordinate  Certificates  then  outstanding,  of  the  principal collections  described in Section  4.02(a)(ii)(Y)(B)(b)  for the related Loan Group  (without  giving effect to the related Senior Accelerated  Distribution  Percentages) to the extent such collections are not otherwise distributed to the related Senior  Certificates;  (iii) the product of (x) the related Prepayment  Distribution  Percentage and
(y) the aggregate of all Principal  Prepayments in Full received in the related  Prepayment Period and Curtailments received in the preceding  calendar month for the related Loan Group (other than the related  Discount  Fraction of such  Principal  Prepayments  in Full and  Curtailments  with respect to a related  Discount  Mortgage Loan) to the extent not  payable to the  related  Senior  Certificates;  (iv) if such Class is the Class of related  Subordinate
Certificates  with the Highest  Priority,  any related  Excess  Subordinate  Principal  Amount for the related Loan
Group for such  Distribution  Date not paid to the related Senior  Certificates;  and (v) any amounts  described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to a Class of related
Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of Subordinate  Certificates with the
Lowest  Priority,  any  related  Excess  Subordinate  Principal  Amount for such  Distribution  Date;  and (ii) the related  Capitalization  Reimbursement  Amount for such Loan Group and  Distribution  Date,  other than the related
Discount  Fraction of any portion of that amount  related to each  related  Discount  Mortgage  Loan in the related
Loan Group,  multiplied by a fraction,  the numerator of which is the Subordinate Principal Distribution Amount for such  Class  of  related  Subordinate  Certificates,  without  giving  effect  to  this  clause  (b)(ii),  and  the denominator  of which is the sum of the  principal  distribution  amounts  for all Classes of  Certificates  in the related  Certificate  Group (other than the Class A-P  Certificates),  without  giving effect to any reductions for the Capitalization Reimbursement Amount.

         Super Senior Certificates:  Any of the Class I-A-3 Certificates.

         Uncertificated  Accrued Interest:  With respect to each Distribution  Date, (i) as to each  Uncertificated
REMIC I  Regular  Interest  other  than each  Uncertificated  REMIC I Regular  Interest  Z, an amount  equal to the aggregate  amount of Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the Related Classes of Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such
Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC I Regular Interest,  (ii)
as to each  Uncertificated  REMIC I Regular  Interest Z and each  Uncertificated  REMIC III Regular Interest Z1, an amount equal to one month’s interest at the Pool Strip Rate of the related  Mortgage Loan on the principal  balance of such Mortgage Loan reduced by such  Interest’s  pro-rata  share of any prepayment  interest  shortfalls or other reductions  of  interest  allocable  to the Class  I-A-V  Certificates,  (iii) as to each  Uncertificated  REMIC II
Regular  Interest  other than each  Uncertificated  REMIC II Regular  Interest Z, an amount equal to the  aggregate amount of Accrued  Certificate  Interest that would result under the terms of the definition thereof on the Related
Classes of Certificates  (excluding any Interest Only  Certificates) if the Pass-Through  Rate on such Classes were equal to the  Uncertificated  Pass-Through  Rate on such  Uncertificated  REMIC II Regular  Interest and (iv) as to
each Uncertificated  REMIC II Regular Interest Z and each  Uncertificated  REMIC III Regular Interest Z2, an amount equal to one month’s  interest  at the Pool Strip Rate of the related  Mortgage  Loan on the  principal  balance of such  Mortgage  Loan reduced by such  Interest’s  pro-rata  share of any  prepayment  interest  shortfalls or other reductions of interest allocable to the Class II-A-V Certificates.

         Uncertificated  Pass-Through Rate: With respect to each of the  Uncertificated  REMIC I Regular Interests, other than the  Uncertificated  REMIC I Regular  Interests  Z, the per annum rate  specified in the  definition  of
Uncertificated  REMIC I Regular Interests.  With respect to each Uncertificated REMIC I Regular Interest Z and each
Uncertificated  REMIC III Regular  Interest Z1, the Pool Strip Rate for the related  Mortgage Loan. With respect to each of the  Uncertificated  REMIC II Regular Interests,  other than the Uncertificated  REMIC II Regular Interests
Z, the per annum rate specified in the definition of  Uncertificated  REMIC II Regular  Interests.  With respect to each  Uncertificated  REMIC II Regular Interest Z and each  Uncertificated  REMIC III Regular Interest Z2, the Pool
Strip Rate for the related Mortgage Loan.

         Uncertificated  Principal  Balance:  With  respect to each  Uncertificated  REMIC I Regular  Interest,  as defined in the definition of Uncertificated  REMIC I Regular Interest.  With respect to each  Uncertificated  REMIC
II Regular Interest, as defined in the definition of Uncertificated REMIC II Regular Interest.

         Uncertificated  REMIC I Regular Interests:  The  Uncertificated  REMIC I Regular Interests Z together with the interests  identified in the table below,  each  representing  an undivided  beneficial  ownership  interest in
REMIC I, and having the following characteristics:

         1.        The  principal  balance  from  time  to time of each  Uncertificated  REMIC I  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance  thereof  pursuant to Section  10.04(a)(ii)  and (y) the aggregate of all  reductions in
                   Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that
                   were   previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                   Uncertificated  REMIC I  Regular  Interest  pursuant  to  Section  10.04(d),  which  equals  the aggregate  principal  balance  of the  Classes  of  Certificates  identified  as related to such
                   Uncertificated REMIC I Regular Interest in such table.

         2.        The  Uncertificated   Pass-Through  Rate  for  each  Uncertificated  REMIC  I  Regular  Interest identified  in the table  below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

         3.        The Uncertificated  REMIC I Regular Interest  Distribution Amount for each Uncertificated  REMIC
                   I Regular  Interest  identified  in the table below  shall be, for any  Distribution  Date,  the amount deemed distributed with respect to such  Uncertificated  REMIC I Regular Interest on such
                   Distribution Date pursuant to the provisions of Section 10.04(a).

---------------------------- ----------------------------------------- ---------------------- ------------------------
  Uncertificated REMIC I         Related Classes of Certificates         Pass-Through Rate       Initial Principal
     Regular Interest                                                                                 Balance
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             V               Class I-A-1, Class I-A-2                  7.5%                           $166,039,000.00
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             W               Class I-A-3, Class I-A-4, Class I-A-5,    6.00%                          $332,078,000.00
                             Class I-A-6, Class I-A-7, Class I-A-8,
                             Class I-A-9, Class I-A-10 and Class
                             I-A-11
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             X               Class I-A-P                               0.00%                            $1,830,325.50
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             Y               Class I-M-1, Class I-M-2, Class I-M-3,    6.50%                           $37,054,050.26
                             Class I-B-1, Class I-B-2, Class I-B-3
---------------------------- ----------------------------------------- ---------------------- ------------------------

         Uncertificated  REMIC  I  Regular  Interests  Z:  Each  of  the  2,236  uncertificated  partial  undivided beneficial  ownership  interests in the Trust Fund,  numbered  sequentially  from 1 to 2,236,  each relating to the particular  Mortgage  Loan  identified by such  sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  REMIC I Regular Interests Z Distribution  Amount:  With respect to any Distribution  Date, the sum of the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC I Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Uncertificated REMIC I Regular Interest  Distribution  Amounts:  With respect to each Uncertificated REMIC
I Regular  Interest,  other  than the  Uncertificated  REMIC I Regular  Interests  Z, the amount  specified  as the
Uncertificated  REMIC  I  Regular  Interest   Distribution  Amount  with  respect  thereto  in  the  definition  of
Uncertificated  REMIC I Regular  Interests.  With respect to the  Uncertificated  REMIC I Regular  Interests Z, the
Uncertificated REMIC I Regular Interests Z Distribution Amount.

         Uncertificated  REMIC II Regular  Interests:  The  Uncertificated  REMIC II Regular  Interests  Z together with the interests  identified in the table below, each representing an undivided  beneficial ownership interest in
REMIC II, and having the following characteristics:

         1.        The  principal  balance  from  time to time of each  Uncertificated  REMIC II  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance  thereof  pursuant to Section  10.04(a)(ii)  and (y) the aggregate of all  reductions in
                   Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that
                   were   previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                   Uncertificated  REMIC II  Regular  Interest  pursuant  to  Section  10.04(d),  which  equals the aggregate  principal  balance  of the  Classes  of  Certificates  identified  as related to such
                   Uncertificated REMIC II Regular Interest in such table.

         2.        The  Uncertificated  Pass-Through  Rate  for  each  Uncertificated  REMIC  II  Regular  Interest identified  in the table  below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

         3.        The Uncertificated  REMIC II Regular Interest  Distribution Amount for each Uncertificated REMIC
                   II Regular  Interest  identified  in the table below shall be, for any  Distribution  Date,  the amount  deemed  distributed  with respect to such  Uncertificated  REMIC II Regular  Interest on such Distribution Date pursuant to the provisions of Section 10.04(a).

---------------------------- ----------------------------------------- ---------------------- ------------------------
  Uncertificated REMIC II        Related Classes of Certificates         Pass-Through Rate       Initial Principal
     Regular Interest                                                                                 Balance
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             X               Class II-A-P                              0.00%                              $879,871.78
---------------------------- ----------------------------------------- ---------------------- ------------------------
---------------------------- ----------------------------------------- ---------------------- ------------------------
             Y               Class II-A-1, Class II-M-1, Class         5.75%                          $103,166,642.10
                             II-M-2, Class II-M-3, Class II-B-1,
                             Class II-B-2, Class II-B-3, Class R-III
---------------------------- ----------------------------------------- ---------------------- ------------------------

         Uncertificated  REMIC  II  Regular  Interests  Z:  Each  of  the  594  uncertificated   partial  undivided
beneficial  ownership  interests  in the Trust Fund,  numbered  sequentially  from 1 to 594,  each  relating to the particular  Mortgage  Loan  identified by such  sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  REMIC II Regular Interests Z Distribution  Amount:  With respect to any Distribution Date, the sum of the  amounts  deemed to be  distributed  on the  Uncertificated  REMIC II Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Uncertificated  REMIC II Regular  Interest  Distribution  Amounts:  With  respect  to each  Uncertificated
REMIC II Regular  Interest,  other than the  Uncertificated  REMIC II Regular  Interests Z, the amount specified as the  Uncertificated  REMIC II Regular  Interest  Distribution  Amount with  respect  thereto in the  definition  of
Uncertificated  REMIC II Regular Interests.  With respect to the  Uncertificated  REMIC II Regular Interests Z, the
Uncertificated REMIC II Regular Interests Z Distribution Amount.

         Uncertificated  REMIC III Regular  Interest Z: Any of the  Uncertificated  REMIC III Regular  Interests Z1
and Uncertificated REMIC III Regular Interests Z2

         Uncertificated  REMIC III  Regular  Interests  Z1:  Each of the  2,236  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC III  numbered  sequentially  from 1 through  2,236 each  relating to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, each having no  principal  balance and bearing interest  at a rate equal to the  related  Pool Strip Rate on the Stated  Principal  Balance of the  Mortgage  Loan
related to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, comprising such  Uncertificated
REMIC III Regular Interests Z1’s pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC  III  Regular  Interests  Z2:  Each  of the  594  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC III  numbered  sequentially  from 1  through  594 each  relating  to the identically  numbered  Uncertificated  REMIC II Regular  Interests Z, each having no principal  balance and bearing interest  at a rate equal to the  related  Pool Strip Rate on the Stated  Principal  Balance of the  Mortgage  Loan
related to the identically  numbered  Uncertificated  REMIC II Regular Interests Z, comprising such  Uncertificated
REMIC III Regular Interests Z2’s pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC III Regular Interests  Distribution  Amount:  With respect to any Distribution Date, the  sum  of  the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC  I  Regular  Interests  Z and
Uncertificated REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

         Underwriters:  Merrill Lynch,  Pierce,  Fenner & Smith Incorporated,  Greenwich Capital Markets,  Inc. and
Residential Funding Securities, LLC.

                  Section  1.02    Use of Words and Phrases.

         “Herein,”  “hereby,”  “hereunder,”  “hereof,”  “hereinbefore,”  “hereinafter”  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to “interest” on and  “principal” of the Mortgage Loans shall  mean,  with  respect to the Sharia  Mortgage  Loans,  amounts in respect  profit  payments  and  acquisition payments, respectively.

                  Section 1.03.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate  Certificates  for
any Interest  Accrual  Period  (other than the initial  Interest  Accrual  Period) will be  determined as described below:

         On each  Distribution  Date,  LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual
Period,  will equal the rate for one month United  States dollar  deposits  that appears on the Dow Jones  Telerate
Screen Page 3750 as of 11:00 a.m.,  London time,  on the second  LIBOR  Business Day prior to the first day of such
Interest Accrual Period (“LIBOR Rate Adjustment  Date”).  “Telerate Screen Page 3750” means the display  designated as page 3750 on the  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  any other service for  displaying  LIBOR or  comparable  rates as may be selected by the Trustee after  consultation  with the Master
Servicer),  the rate will be the Reference Bank Rate. The “Reference  Bank Rate” will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks  (which shall be any three major banks that are engaged in transactions in the London interbank market,  selected by the Trustee after  consultation with the Master  Servicer) as of 11:00 a.m.,  London time,  on the day that is one LIBOR  Business Day prior to the immediately  preceding  Distribution  Date to prime banks in the London  interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the Adjustable Rate Certificates
then  outstanding.  The Trustee will request the principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations are provided as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major  banks in New York
City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such  date  for  loans  in U.S.  Dollars  to  leading  European  banks  for a period  of one  month  in  amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the  Adjustable  Rate  Certificates  then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date, or, in the case of the first LIBOR Rate Adjustment Date, 5.33% per annum;  provided,  however, if, under the priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee shall,  after  consultation with the Master Servicer,  select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending rates that is  calculated  and published (or otherwise  made  available) by an  independent  party.  “LIBOR
Business  Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the city of London, England are required or authorized by law to be closed.

         The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment  Date and the Master  Servicer’s
subsequent  calculation of the Pass-Through  Rates  applicable to each of the Adjustable Rate  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by telephone by calling  (800)  934-6802 the  Pass-Through  Rates on each of the
Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

                  Section  2.01    Conveyance of Mortgage Loans.

         (a) (See Section 2.01(a) of the Standard Terms).

         (b) In  connection  with such  assignment,  except as set forth in Section  2.01(c) and subject to Section
2.01(d) below,  the Company does hereby (1) with respect to each Mortgage Loan (other than a Cooperative  Loan or a
Sharia  Mortgage  Loan)  deliver to the Master  Servicer  (or an  Affiliate  of the  Master  Servicer)  each of the documents or  instruments  described in clause  (I)(ii)  below (and the Master  Servicer  shall hold (or cause such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present  and future
Certificateholders),  (2) with respect to each MOM Loan, deliver to and deposit with the Trustee,  or the Custodian on behalf of the  Trustee,  the  documents  or  instruments  described  in clauses  (I)(i) and (v) below,  (3) with respect  to each  Mortgage  Loan that is not a MOM Loan but is  registered  on the  MERS®  System,  deliver  to and deposit with the Trustee, or to the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i),  (iv) and (v)  below,  (4) with  respect to each  Mortgage  Loan that is not a MOM Loan and is not registered  on the MERS®  System,  deliver to and deposit  with the Trustee,  or to the  Custodian on behalf of the
Trustee,  the  documents  or  instruments  described in clauses  (I)(i),  (iii),  (iv) and (v) below,  and (5) with respect to each Cooperative  Loan and Sharia Mortgage Loan, the documents and instruments  described in clause (II)
and clause (III) below:

         (I) with respect to each Mortgage Loan so assigned  (other than a  Cooperative  Loan or a Sharia  Mortgage
Loan):

                  (i)      The original  Mortgage Note,  endorsed  without recourse in blank or to the order of the
         Trustee,  and  showing  an  unbroken  chain of  endorsements  from the  originator  thereof  to the Person endorsing it to the  Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     The  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan  and language  indicating  that  the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM  Loan,  with evidence of recording  indicated  thereon or a copy of the Mortgage with  evidence of recording  indicated
         thereon;

                  (iii)    The  original  Assignment  of the  Mortgage to the Trustee  with  evidence of  recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee (or to MERS, if the
         Mortgage  Loan is  registered  on the MERS®  System and noting the  presence  of a MIN) with  evidence  of recordation  noted  thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the
         Mortgage with evidence of recording indicated thereon; and

                  (v)      The original of each  modification,  assumption  agreement or preferred loan  agreement, if any, relating to such Mortgage Loan or a copy of each modification,  assumption  agreement or preferred loan agreement;

         (II) with respect to each Cooperative Loan so assigned:

                  (i)      The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the
         Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original  Mortgage Note was lost,  misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the
         originator of the Cooperative  Loan with intervening  assignments  showing an unbroken chain of title from such  originator to the Trustee or a copy of such  Cooperative  Lease and Assignment of Proprietary  Lease
         and copies of any such intervening assignments;

                  (iii)    The related  Cooperative Stock Certificate,  representing the related  Cooperative Stock pledged with respect to such  Cooperative  Loan,  together  with an undated  stock power (or other similar instrument) executed in blank or copies thereof;

                  (iv)     The  original  recognition  agreement  by  the  Cooperative  of  the  interests  of  the mortgagee with respect to the related Cooperative Loan or a copy thereof;

                  (v)      The Security Agreement or a copy thereof;

                  (vi)     Copies of the original  UCC-1  financing  statement,  and any  continuation  statements, filed by the  originator  of such  Cooperative  Loan as secured  party,  each with  evidence of  recording thereof,  evidencing  the interest of the  originator  under the Security  Agreement and the Assignment of
         Proprietary Lease;

                  (vii)    Copies of the filed UCC-3  assignments  of the security  interest  referenced  in clause
         (vi) above showing an unbroken  chain of title from the  originator to the Trustee,  each with evidence of recording  thereof,  evidencing  the  interest of the  originator  under the  Security  Agreement  and the
         Assignment of Proprietary Lease;

                  (viii)   An executed  assignment  of the interest of the  originator  in the Security  Agreement,
         Assignment of Proprietary  Lease and the recognition  agreement  referenced in clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

                  (ix)     The original of each  modification,  assumption  agreement or preferred loan  agreement, if any,  relating  to such  Cooperative  Loan or a copy of  each  modification,  assumption  agreement  or preferred loan agreement; and

                  (x)      A duly completed UCC-1 financing  statement  showing the Master Servicer as debtor,  the
         Company as secured  party and the Trustee as  assignee  and a duly  completed  UCC-1  financing  statement showing the  Company as debtor and the Trustee as secured  party,  each in a form  sufficient  for filing, evidencing the interest of such debtors in the Cooperative Loans or copies thereof; and

         (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee  and  showing an unbroken  chain of  endorsements  from the  originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Obligation  to Pay, an original  affidavit from the related  Seller or  Residential  Funding  stating that the original  Obligation  to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

                  (ii)     The original  Sharia  Mortgage  Loan  Security  Instrument,  with  evidence of recording indicated  thereon or a copy of the Sharia  Mortgage Loan Security  Instrument  with evidence of recording indicated thereon;

                  (iii)    An original  Assignment  and Amendment of Security  Instrument,  assigned to the Trustee with  evidence of  recording  indicated  thereon or a copy of such  Assignment  and  Amendment of Security
         Instrument with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or assignments  of the Sharia  Mortgage Loan Security
         Instrument  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee with evidence of recordation noted thereon or attached  thereto,  or a copy of such assignment or  assignments  of the Sharia  Mortgage Loan  Security  Instrument  with evidence of recording  indicated
         thereon;

                  (v)      The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with respect to the related
         Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each  modification  or assumption  agreement,  if any,  relating to such
         Sharia Mortgage Loan or a copy of each modification or assumption agreement.

         (c)      The Company  may, in lieu of  delivering  the  original  of the  documents  set forth in Sections
2.01(b)(I)(iii),  (iv) and (v), Sections 2.01(b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections 2.01(b)(III)(ii),
(iii),  (iv),  (v) and (vi) (or copies  thereof)  to the  Trustee  or to the  Custodian  on behalf of the  Trustee, deliver such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and  benefit  of all  present  and  future  Certificateholders  until  such  time as is set  forth  in the next sentence.  Within  thirty  Business  Days  following  the earlier of (i) the receipt of the  original of all of the documents or instruments  set forth in Sections  2.01(b)(I)(iii),  (iv) and (v),  Sections  2.01(b)(II)(ii),  (iv),
(vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies thereof) for any Mortgage
Loan and (ii) a written  request by the  Trustee  to  deliver  those  documents  with  respect to any or all of the
Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any  Mortgage  Loan be included in the Trust Fund that is either (i) a “High-Cost  Home Loan” as defined in the New Jersey Home Ownership Act effective  November 27,
2003,  (ii) a “High-Cost  Home Loan” as defined in the New Mexico Home Loan  Protection  Act  effective  January 1,
2004,  (iii) a “High Cost Home Mortgage  Loan” as defined in the  Massachusetts  Predatory  Home Loan Practices Act
effective  November  7, 2004 or (iv) a  “High-Cost  Home Loan” as defined in the  Indiana  House  Enrolled  Act No.
1229, effective as of January 1, 2005.

         (d)      Notwithstanding  the provisions of Section 2.01(c),  in connection with any Mortgage Loan, if the
Company  cannot  deliver the  original of the  Mortgage,  any  assignment,  modification,  assumption  agreement or preferred  loan  agreement (or copy thereof as permitted by Section  2.01(b))  with  evidence of recording  thereon concurrently  with the  execution  and  delivery  of this  Agreement  because  of (i) a delay  caused by the public recording office where such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the  receipt of certain  information necessary to prepare the related  assignments,  the Company  shall  deliver or cause to be delivered to the Trustee or to the  Custodian  on  behalf of the  Trustee  a copy of such  Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states  where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the  Trustee’s  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and  assigns,  (ii)  shall  promptly  cause to be filed the Form  UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses  (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement  and  Amendment  of Security  Instrument  referred to in clause  (III)(iii)  of Section  2.01(b).  If any
Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable, is lost or  returned  unrecorded  to the  Company  because of any  defect  therein,  the  Company  shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or cure such  defect,  as the case may be, and cause  such  Assignment  or  Assignment  Agreement  and
Amendment of Security  Instrument  to be recorded in accordance  with this  paragraph.  The Company shall  promptly deliver or cause to be delivered to the applicable  person described in Section 2.01(b) any Assignment,  substitute
Assignment,  or  Assignment  Agreement  and  Amendment  of  Security  Instrument  or Form UCC-3 or Form  UCC-1,  as
applicable,  (or copy thereof)  recorded in connection  with this  paragraph  with evidence of recording  indicated
thereon at the time  specified in Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each  financing statement and assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

         If the Company  delivers to the Trustee or to the  Custodian on behalf of the Trustee any  Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to
Pay,  Assignment  Agreement  and  Amendment of Security  Instrument  and  Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS®  System,  the Company further  agrees that it will cause,  at the Company’s own expense,  within 30 Business Days after the Closing Date, the MERS®  System to  indicate  that such  Mortgage  Loans have been  assigned  by the  Company  to the  Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field “Pool  Field” which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (e)      (See Section 2.01(e) of the Standard Terms).

         (f)      It is  intended  that the  conveyance  by the  Company to the  Trustee of the  Mortgage  Loans as
provided for in this Section 2.01 be and the  Uncertificated  REMIC Regular  Interests,  if any (as provided for in
Section 2.06),  be construed as a sale by the Company to the Trustee of the Mortgage  Loans and any  Uncertificated
REMIC  Regular  Interests  for the  benefit  of the  Certificateholders.  Further,  it is not  intended  that  such conveyance be deemed to be a pledge of the Mortgage  Loans and any  Uncertificated  REMIC Regular  Interests by the
Company to the Trustee to secure a debt or other  obligation  of the Company.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security interest in all of the Company’s right (including the power to convey title thereto),  title and interest,  whether now  owned or  hereafter  acquired,  in and to any and all  general  intangibles,  payment  intangibles,  accounts, chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit,  goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the  following:  (A) the Mortgage  Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of
Proprietary  Lease,  Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Sharia Mortgage
Loan,  the related  Sharia  Mortgage  Loan  Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,
Obligation  to Pay and  Assignment  Agreement  and  Amendment  of Security  Instrument,  (iii) with respect to each
Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage Note and Mortgage, and (iv) any insurance  policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable pursuant  to the  Mortgage  Loans in  accordance  with the terms  thereof,  (C) any  Uncertificated  REMIC  Regular
Interests  and  (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into  cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the  form  of  cash,  instruments, securities or other  property and (2) an  assignment by the Company to the Trustee of any security  interest in any and all of Residential Funding’s right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the
Trustee,  any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be  “possession  by the secured  party,” or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial
Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in effect  (including,  without limitation,  Sections  8-106,  9-313,  9-314 and 9-106  thereof);  and (d)  notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding  for (as  applicable)  the  Trustee  for the  purpose of  perfecting  such  security interest under applicable law.

         The Company and, at the Company’s  direction,  Residential  Funding and the Trustee  shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions  as may be  necessary  to  ensure  that,  if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee’s  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers’  Certificate of the Company,  including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee’s  name),  (2) any  change of type or  jurisdiction  of  organization  of  Residential  Funding or the
Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

         (g)      The Master  Servicer  hereby  acknowledges  the  receipt by it of each  Initial  Monthly  Payment
Fund.  The Master  Servicer  shall hold each  Initial  Monthly  Payment  Fund in the  Custodial  Account  and shall include the related Initial Monthly Payment Fund in the Available  Distribution  Amount for the each Loan Group for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  neither Initial Monthly Payment
Fund shall be an asset of any REMIC.  To the  extent  that  either  Initial  Monthly  Payment  Fund  constitutes  a reserve  fund for federal  income tax  purposes,  (1) it shall be an outside  reserve  fund and not an asset of any
REMIC,  (2) it shall be owned by the  Seller  and (3)  amounts  transferred  by any REMIC to such  Initial  Monthly
Payment  Fund shall be treated as  transferred  to the Seller or any  successor,  all within the meaning of Section
1.860G-2(h) of the Treasury Regulations.

         (h)      (See Section 2.01(h) of the Standard Terms).

                  Section  2.02    Acceptance by Trustee.

                  The Trustee  acknowledges  receipt  (or,  with respect to Mortgage  Loans  subject to a Custodial
Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective
Custodian as the duly  appointed  agent of the Trustee) of the documents  referred to in Section  2.01(b)(i)  above
(except that for  purposes of such  acknowledgement  only,  a Mortgage  Note may be endorsed in blank) and declares that it, or the Custodian as its agent,  holds and will hold such documents and the other documents  constituting a part of the Custodial  Files  delivered to it, or a Custodian as its agent,  and the rights of Residential  Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee pursuant to
Section  2.01,  in trust for the use and  benefit of all  present  and future  Certificateholders.  The  Trustee or
Custodian  (the  Custodian  being  so  obligated  under  a  Custodial   Agreement)   agrees,  for  the  benefit  of
Certificateholders,  to review each  Custodial  File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing Date to ascertain that all required  documents  (specifically  as set forth in Section  2.01(b)), have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the Mortgage
Loan Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate  (the
“Interim  Certification”)  to the effect that all documents  required to be delivered  pursuant to Section  2.01(b)
above have been  executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
Upon delivery of the Custodial Files by the Company or the Master Servicer,  the Trustee shall acknowledge  receipt
(or,  with  respect to  Mortgage  Loans  subject  to a  Custodial  Agreement,  and based  solely  upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed  agent of the
Trustee) of the documents referred to in Section 2.01(c) above.

         If the  Custodian,  as the  Trustee’s  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  the  Trustee  shall  promptly so notify the Master  Servicer  and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the
Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially and  adversely  affects  the  interests  of the  Certificateholders,  the Master  Servicer  shall  promptly  notify
Residential  Funding of such  omission or defect and request  Residential  Funding to correct or cure such omission or defect  within 60 days from the date the Master  Servicer  was  notified  of such  omission  or defect  and,  if
Residential  Funding  does not correct or cure such  omission or defect  within such  period,  require  Residential
Funding to purchase  such  Mortgage  Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a “qualified  mortgage” as defined in Section  860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be  deposited  by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and,  upon  receipt by the Trustee of written  notification  of such  deposit  signed by a
Servicing  Officer,  the Master  Servicer,  the Trustee or the  Custodian,  as the case may be,  shall  release the contents of any  related  Mortgage  File in its  possession  to the owner of such  Mortgage  Loan (or such  owner’s designee),  and the Trustee shall execute and deliver such  instruments  of transfer or assignment  prepared by the
Master  Servicer,  in each case  without  recourse,  as shall be necessary  to vest in  Residential  Funding or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the
Trust Fund.  It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any
Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists shall constitute the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of the Certificateholders.

                  Section  2.03    Representations, Warranties and Covenants of the Master Servicer and the
Company.

         (a)      The Master  Servicer  hereby  represents  and  warrants  to the  Trustee  for the  benefit of the
Certificateholders that:

                  (i)      The Master  Servicer is a  corporation  duly  organized,  validly  existing  and in good standing  under the laws  governing its creation and  existence  and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property  is located  to the  extent  necessary  to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The  execution  and  delivery  of  this  Agreement  by  the  Master   Servicer  and  its
         performance  and  compliance  with the terms of this  Agreement  will not  violate  the Master  Servicer’s
         Certificate of Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default) under, or result in the material breach of, any  material  contract,  agreement  or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii)    This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the  Company,  constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable
         against  it  in  accordance  with  the  terms  hereof  subject  to  applicable   bankruptcy,   insolvency,
         reorganization,  moratorium and other laws affecting the  enforcement of creditors’  rights  generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv)     The Master  Servicer is not in default  with respect to any order or decree of any court or any order,  regulation  or demand of any  federal,  state,  municipal  or  governmental  agency,  which default might have  consequences  that would materially and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties  or might have  consequences  that would materially adversely affect its performance hereunder;

                  (v)      No  litigation  is  pending  or,  to  the  best  of  the  Master  Servicer’s  knowledge, threatened  against  the Master  Servicer  which  would  prohibit  its  entering  into this  Agreement  or performing its obligations under this Agreement;

                  (vi)     The Master  Servicer  will comply in all material  respects in the  performance  of this
         Agreement  with all  reasonable  rules and  requirements  of each insurer  under each  Required  Insurance
         Policy;

                  (vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report delivered to the Company,  any  Affiliate of the Company or the Trustee by the Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii)   The  Master   Servicer  has  examined  each   existing,   and  will  examine  each  new,
         Subservicing  Agreement  and is or will be familiar  with the terms  thereof.  The terms of each  existing
         Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new
         Subservicing Agreements will comply with the provisions of Section 3.02; and

                  (ix)     The  Master  Servicer  is a member  of MERS in good  standing,  and will  comply  in all material  respects with the rules and procedures of MERS in connection  with the servicing of the Mortgage
         Loans that are registered with MERS.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(a)  shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

                  (a)      Upon discovery by either the Company, the Master Servicer, the Trustee or the
Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial
Agreement).  Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a
Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

                  (b)      The Company hereby represents and warrants to the Trustee for the benefit of
Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                  (i)      No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage  Loan has been so  Delinquent  more than once in the  12-month  period prior to the Cut-off Date;

                  (ii)     The  information  set forth in Exhibit One hereto with respect to each  Mortgage Loan or the  Mortgage  Loans,  as the case may be, is true and  correct in all  material  respects  at the date or dates respecting which such information is furnished;

                  (iii)    The  Mortgage  Loans  are  fully-amortizing   (subject  to  interest  only  periods,  if
         applicable),  fixed-rate  mortgage  loans with level  Monthly  Payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at origination or  modification of not more than 30 years, in the case of Group I Loans, and 15 years, in the case of Group II Loans;

                  (iv)     To the best of the  Company’s  knowledge,  if a Group I Loan is secured  by a  Mortgaged
         Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the  Stated  Principal  Balance of the
         Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30%
         of the  Stated  Principal  Balance of the  Mortgage  Loan at  origination  if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00%
         and 85.01% and (d) at least 12% of such balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%;
         and, if a Group II Loan is secured by a Mortgaged  Property with a  Loan-to-Value  Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy that insures (a) at least
         30% of the Stated  Principal  Balance of the Mortgage Loan at  origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least 25% of the Stated  Principal  Balance of the  Mortgage  Loan at
         origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 12% of such balance if the  Loan-to-Value  Ratio  is  between  90.00%  and  85.01%  and (d) at least  6% of such  balance  if the
         Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company’s  knowledge,  each such
         Primary  Insurance  Policy is in full  force and  effect  and the  Trustee  is  entitled  to the  benefits thereunder;

                  (v)      The  issuers  of  the  Primary   Insurance   Policies  are  insurance   companies  whose
         claims-paying abilities are currently acceptable to each Rating Agency;

                  (vi)     No more than 0.5% of the Group I Loans by aggregate Stated  Principal  Balance as of the
         Cut-off Date are secured by  Mortgaged  Properties  located in any one zip code area in  Virginia,  and no more than 0.4% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the  Cut-off  Date are
         secured by Mortgaged  Properties  located in any one zip code area outside Virginia;  and no more than and
         1.5% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by
         Mortgaged  Properties  located in any one zip code area in Florida,  and no more than 1.2% of the Group II
         Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area outside Florida

                  (vii)    The  improvements  upon the Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood insurance if required under the National
         Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor’s  expense,  and on the Mortgagor’s  failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the  Mortgagor’s  expense and to seek  reimbursement therefor from the Mortgagor;

                  (viii)   Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the Company
         had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien, encumbrance  or security  interest  (other than rights to  servicing  and related  compensation)  and such assignment  validly  transfers  ownership  of the  Mortgage  Loans to the  Trustee  free and  clear of any pledge, lien, encumbrance or security interest;

                  (ix)     Approximately  52.0% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program,  approximately 9.8% of the
         Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a no-stated  income program,  and  approximately  10.5% of the Group I Loans by aggregate  Stated  Principal
         Balance as of the Cut-off Date were underwritten under a no income/no asset program;  approximately  51.0%
         of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date were  underwritten under a  reduced  loan  documentation  program,  approximately  10.1% of the  Group II Loans by  aggregate
         Stated Principal  Balance as of the Cut-off Date were underwritten  under a no-stated income program,  and approximately 18.9% of the Group II Loans were underwritten under a no income/no asset program;

                  (x)      Except with  respect to  approximately  20.1% of the Group I Loans by  aggregate  Stated
         Principal  Balance as of the Cut-off  Date,  and  approximately  23.4% of the Group II Loans by  aggregate
         Stated  Principal  Balance as of the Cut-off Date, the Mortgagor  represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

                  (xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

                  (xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the
         Code and Treasury  Regulations  Section  1.860G-2(a)(1),  (2), (4), (5) and (6),  without  reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3) or Treasury  Regulation Section  1.860G-2(f)(2)
         or any  other  provision  that  would  allow a  Mortgage  Loan to be  treated  as a  "qualified  mortgage"
         notwithstanding  its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Code and Treasury
         Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

                  (xiii)   A policy of title  insurance  was  effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney’s certificate has been provided as described in the Program Guide;

                  (xiv)    Approximately  0.4% and 0.8% of the Group I Loans and Group II Loans,  respectively,  by aggregate  Stated  Principal  Balance as of the Cut-off  Date are  Cooperative  Loans;  with  respect to a
         Mortgage  Loan that is a  Cooperative  Loan,  the  Cooperative  Stock that is pledged as security  for the
         Mortgage  Loan is held by a person as a  tenant-stockholder  (as  defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                  (xv)     With respect to each  Mortgage  Loan  originated  under a  “streamlined”  Mortgage  Loan program  (through  which no new or updated  appraisals of Mortgaged  Properties are obtained in connection with the  refinancing  thereof),  the  related  Seller has  represented  that  either (a) the value of the related  Mortgaged  Property  as of the  date  the  Mortgage  Loan was  originated  was not less  than the appraised  value of such property at the time of origination  of the  refinanced  Mortgage Loan or (b) the
         Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination  of the Mortgage  Loan  generally meets the Company’s underwriting guidelines;

                  (xvi)    Interest on each Mortgage  Loan is calculated on the basis of a 360-day year  consisting of twelve 30-day months;

                  (xvii)   None of the Mortgage  Loans contain in the related  Mortgage  File a Destroyed  Mortgage
         Note;

                  (xviii)  None of the  Mortgage  Loans has been  made to an  International  Borrower,  and no such
         Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

                  (xix)    No Mortgage  Loan  provides  for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

                  (xx)     None of the Mortgage  Loans is an  Additional  Collateral  Loan and none of the Mortgage
         Loans is a Pledged Asset Loan.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  “qualified mortgage” as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

                  Section  2.04    Representations and Warranties of Sellers.(See Section 2.04 of the Standard
Terms)

                  Section  2.05    Execution and Authentication of Certificates/Issuance of Certificates
Evidencing Interests in REMIC I and REMIC II.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered to or upon the order of the Company (i) the Class R-I  Certificates  in  authorized  denominations  which together with the Uncertificated  REMIC I Regular Interests,  evidence the beneficial  interest in REMIC I and (ii)
the Class R-II Certificates in authorized  denominations  which together with the  Uncertificated  REMIC II Regular
Interests, evidence the beneficial interest in REMIC II.

                  Section  2.06    Conveyance of Uncertificated REMIC I Regular Interests and Uncertificated REMIC
II Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC I Regular Interests and the  Uncertificated  REMIC II Regular Interests to the Trustee for the benefit of the
Holders of each Class of  Certificates  (other than the Class R-I  Certificates  and the Class R-II  Certificates).
The Trustee  acknowledges  receipt of the Uncertificated  REMIC I Regular Interests and the Uncertificated REMIC II
Regular  Interests  and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the Class R-I  Certificates and the Class
R-II  Certificates).  The  rights  of the  Holders  of each  Class  of  Certificates  (other  than  the  Class  R-I
Certificates and the Class R-II  Certificates) to receive  distributions  from the proceeds of REMIC III in respect of such Classes,  and all  ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

                  Section  2.07    Issuance of Certificates Evidencing Interest in REMIC III.

         The Trustee  acknowledges  the assignment to it of the  Uncertificated  REMIC I Regular  Interests and the
Uncertificated  REMIC II Regular Interests and,  concurrently  therewith and in exchange therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has executed and caused to be authenticated  and  delivered  to or upon the order of the  Company,  all Classes of  Certificates  (other than the
Class  R-I  Certificates  and the  Class  R-II  Certificates)  in  authorized  denominations,  which  evidence  the beneficial interest in the entire REMIC III.

                  Section  2.08    Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

                  Section 2.09.  Agreement Regarding Ability to Disclose.

                  The  Company,  the Master  Servicer  and the  Trustee  hereby  agree,  notwithstanding  any other express or implied  agreement to the contrary,  that any and all Persons,  and any of their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms “tax  treatment” and “tax  structure” are defined under Treasury Regulation § 1.6011-4(c).

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

         Section 3.02      Subservicing  Agreements  Between  Master  Servicer and  Subservicers;  Enforcement  of
Subservicers’ and Sellers’ Obligations.  (See Section 3.02 of the Standard Terms)

         Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

         Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

         Section 3.05      No  Contractual  Relationship  Between  Subservicer  and Trustee or  Certificateholders.
(See Section 3.05 of the Standard Terms)

         Section 3.06      Assumption or Termination of  Subservicing  Agreements by Trustee.  (See Section 3.06 of
the Standard Terms)

         Section 3.07      Collection  of Certain  Mortgage  Loan  Payments;  Deposits to Custodial  Account.  (See
Section 3.07 of the Standard Terms)

         Section 3.08      Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

         Section 3.09      Access to Certain  Documentation  and  Information  Regarding the Mortgage  Loans.  (See
Section 3.09 of the Standard Terms)

         Section 3.10      Permitted  Withdrawals  from the  Custodial  Account.  (See Section 3.10 of the Standard
Terms)

         Section 3.11      Maintenance of the Primary  Insurance  Policies;  Collections  Thereunder.  (See Section
3.11 of the Standard Terms)

         Section 3.12      Maintenance  of Fire  Insurance and Omissions and Fidelity  Coverage.  (See Section 3.12
of the Standard Terms)

         Section 3.13      Enforcement of Due-on-Sale  Clauses;  Assumption and Modification  Agreements;  Certain
Assignments.  (See Section 3.13 of the Standard Terms)

         Section 3.14      Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

         Section 3.15      Trustee to Cooperate; Release of Custodial Files.

         (a)      Upon  becoming  aware of the  payment in full of any  Mortgage  Loan,  or upon the receipt by the
Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes, the Master Servicer will immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account  pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the forms attached as Exhibit F to the Standard  Terms,  or, in the case of the  Custodian,  an electronic  request in a form acceptable  to the  Custodian,  requesting  delivery  to it of the  Custodial  File.  Within two  Business  Days of
receipt of such  certification  and request,  the Trustee shall  release,  or cause the  Custodian to release,  the related  Custodial  File to the Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the
Mortgagor  the  request for  reconveyance,  deed of  reconveyance  or release or  satisfaction  of mortgage or such instrument  releasing the lien of the Mortgage,  together  with the Mortgage  Note with,  as  appropriate,  written evidence of  cancellation  thereon  and to cause the  removal  from the  registration  on the MERS®  System of such
Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments  of  satisfaction  or  cancellation  or of  partial  or full  release.  No  expenses  incurred  in connection  with any  instrument  of  satisfaction  or deed of  reconveyance  shall be  chargeable to the Custodial
Account or the Certificate Account.

         (b)      From time to time as is  appropriate  for the servicing or  foreclosure of any Mortgage Loan, the
Master Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer substantially  in one of the forms attached as Exhibit F to the Standard  Terms,  or, in the case of the Custodian, an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any document constituting  part of, the Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the
Custodian to deliver,  the  Custodial  File or any document  therein to the Master  Servicer.  The Master  Servicer shall  cause each  Custodial  File or any  document  therein so released  to be  returned  to the  Trustee,  or the
Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the
Mortgage Loan has been  liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or (ii) the  Custodial  File or such  document has been  delivered  directly or through a
Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer has delivered  directly or through a  Subservicer  to the
Trustee a  certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such
Custodial  File or such document was delivered  and the purpose or purposes of such  delivery.  In the event of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

         (c)      The  Trustee or the Master  Servicer on the  Trustee’s  behalf  shall  execute and deliver to the
Master Servicer,  if necessary,  any court pleadings,  requests for trustee’s sale or other documents  necessary to the  foreclosure  or trustee’s  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate  or  otherwise  affect  the  lien of the  Mortgage,  except  for  the  termination  of such a lien  upon completion of the foreclosure or trustee’s sale.

         Section 3.16      Servicing  and Other  Compensation;  Compensating  Interest.  (See  Section  3.16 of the
Standard Terms)

         Section 3.17      Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

         Section 3.18      Annual  Statement as to Compliance  and Servicing  Assessment.  (See Section 3.18 of the
Standard Terms)

         Section 3.19      Annual  Independent  Public  Accountants’  Servicing  Report.  (See  Section 3.19 of the
Standard Terms)

         Section 3.20      Rights of the  Company  in  Respect of the Master  Servicer.  (See  Section  3.20 of the
Standard Terms)

         Section 3.21      Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

         Section 3.22      Advance Facility.  (See Section 3.22 of the Standard Terms)

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

                  Section  4.01    Certificate Account.  (See Section 4.01 of the Standard Terms).

                  Section  4.02    Distributions.

                  (a)      On each  Distribution  Date the Master  Servicer on behalf of the Trustee (or the Paying
Agent appointed by the Trustee) shall  distribute to the Master  Servicer,  in the case of a distribution  pursuant to Section  4.02(a)(iii)  below, and to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01  respecting  the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other entity having appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer  or the Paying  Agent by the
Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder’s  share (which share (A) with respect to each Class of  Certificates  (other than any  Subclass  of the  Class  A-V  Certificates),  shall be  based on the  aggregate  of the  Percentage  Interests represented  by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any Subclass of the Class A-V  Certificates,  shall be equal to the  amount (if any)  distributed  pursuant  to Section  4.02(a)(i)
below to each Holder of a Subclass thereof) of the following  amounts,  in the following order of priority (subject to the  provisions  of Section  4.02(b),  (c) and (e) below),  in each case to the extent of the related  Available
Distribution Amount remaining:

                  (i)      (X)      from the Available  Distribution  Amount related to Loan Group I to the holders of the  Group I Senior  Certificates  (other  than  the  Class  I-A-P  Certificates)  Accrued  Certificate
         Interest  on such  Classes of  Certificates  (or  Subclasses,  if any,  with  respect  to the Class  I-A-V
         Certificates) for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                           (Y)      from the Available  Distribution Amount related to Loan Group II to the holders of the  Group II Senior  Certificates  (other  than the Class  II-A-P  Certificates)  Accrued  Certificate
         Interest  on such  Classes of  Certificates  (or  Subclasses,  if any,  with  respect to the Class  II-A-V
         Certificates) for such Distribution Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                  (ii)     (X)      to the Class I-A-P  Certificates from the Available  Distribution  Amounts from
         Loan Group I and to the Class  II-A-P  Certificates,  from the  Available  Distribution  Amounts  for Loan
         Group II, the Class A-P Principal  Distribution  Amount for the related Loan Group  (applied to reduce the
         Certificate Principal Balance of the related Class A-P Certificates); and

                           (Y)      to the  Senior  Certificates  (other  than the Class A-P  Certificates  and the
         Class A-V  Certificates)  of each  Certificate  Group,  from the  Available  Distribution  Amount  for the related  Loan Group in the  priorities  and amounts set forth in Section  4.02(b) and (c),  the sum of the following  (applied  to  reduce  the  Certificate  Principal  Balances  of such  Senior  Certificates,  as applicable):

                           (A)      the related Senior Percentage for such Distribution Date and Loan Group, as applicable, times the sum of the following:

                                    (1)     the  principal  portion of each Monthly  Payment due during the related
                           Due Period on each  Outstanding  Mortgage Loan in the related Loan Group (other than the related  Discount  Fraction of the  principal  portion of such payment with respect to a
                           Discount  Mortgage  Loan,  if any),  whether or not  received on or prior to the related
                           Determination  Date,  minus the principal  portion of any Debt Service  Reduction on any
                           Mortgage  Loan in the related  Loan Group (other than the related  Discount  Fraction of the  principal  portion of such Debt Service  Reductions  with respect to each  Discount
                           Mortgage  Loan) which  together  with other  Bankruptcy  Losses  exceeds the  Bankruptcy
                           Amount;

                                    (2)     the Stated  Principal  Balance of any Mortgage Loan in the related Loan
                           Group  repurchased  during  the  preceding  calendar  month  (or  deemed to have been so repurchased in accordance  with Section  3.07(b))  pursuant to Section 2.02,  2.03, 2.04 or  4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in connection  with  the  substitution  of a  Deleted  Mortgage  Loan  in such  Loan  Group pursuant to Section  2.03 or 2.04 during the  preceding  calendar  month (other than the related  Discount  Fraction of such Stated  Principal  Balance or shortfall with respect to each Discount Mortgage Loan, if any); and

                                    (3)     the  principal  portion  of all other  unscheduled  collections  (other than Principal  Prepayments in Full and  Curtailments and amounts received in connection with a Cash  Liquidation  or REO  Disposition  of a Mortgage  Loan  described in Section
                           4.02(a)(ii)(Y)(B)  of this Series  Supplement,  including without  limitation  Insurance
                           Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  with  respect to the related  Loan
                           Group,  including  Subsequent  Recoveries,  received during the preceding calendar month
                           (or deemed to have been so received in  accordance  with Section  3.07(b)) to the extent applied by the Master  Servicer as recoveries of principal of the related  Mortgage Loan pursuant  to  Section  3.14 of the  Standard  Terms  (other  than the  related  Discount
                           Fraction of the  principal  portion of such  unscheduled  collections,  with  respect to each Discount Mortgage Loan, if any, in the related Loan Group);

                           (B)      with respect to each  Mortgage  Loan in the related Loan Group for which a Cash
                  Liquidation or a REO Disposition  occurred during the preceding  calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard Terms) and did not result in any Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy
                  Losses or  Extraordinary  Losses related to such Loan Group, an amount equal to the lesser of (a)
                  the related Senior  Percentage for such  Distribution  Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount  Fraction of such Stated  Principal  Balance,
                  with  respect  to  each  Discount   Mortgage  Loan)  and  (b)  the  related  Senior   Accelerated
                  Distribution  Percentage for such  Distribution  Date times the related  unscheduled  collections
                  (including without limitation  Insurance Proceeds,  Liquidation Proceeds and REO Proceeds) to the
                  extent  applied by the Master  Servicer as recoveries  of principal of the related  Mortgage Loan pursuant  to Section  3.14 of the  Standard  Terms (in each case  other than the  portion of such unscheduled  collections,  with respect to a Discount  Mortgage  Loan,  included in clause (C) of the definition of Class A-P Principal Distribution Amount);.

                           (C)      the related Senior  Accelerated  Distribution  Percentage for such Distribution
                  Date times the  aggregate of all Principal  Prepayments  in Full with respect to the related Loan
                  Group  received in the related  Prepayment  Period and  Curtailments  with respect to the related
                  Loan Group  received in the preceding  calendar month (other than the related  Discount  Fraction of such Principal  Prepayments in Full and  Curtailments,  with respect to each Discount Mortgage
                  Loan in the related Loan Group);

                           (D)      any portion of the Excess  Subordinate  Principal Amount for such  Distribution
                  Date allocated with respect to such Loan Group; and

                           (E)      any amounts described in subsection  (ii)(Y),  clauses (A), (B) and (C) of this
                  Section  4.02(a),  as determined for any previous  Distribution  Date,  which remain unpaid after application  of amounts  previously  distributed  pursuant  to this clause (F) to the extent that such  amounts  are  not  attributable  to  Realized  Losses  which  have  been  allocated  to the
                  Subordinate Certificates; minus;

                           (F)      the related  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related  Discount  Fraction of any portion of that amount related to each Discount
                  Mortgage  Loan,  if any, in the related Loan Group,  multiplied  by a fraction,  the numerator of which is the Senior  Principal  Distribution  Amount,  without  giving effect to this clause (G), and the  denominator  of which is the sum of the principal  distribution  amounts for all Classes of  related  Certificates  other  than the  related  Class  A-P  Certificates,  payable  from the
                  Available  Distribution  Amount  for  the  related  Loan  Group  without  giving  effect  to  any reductions for the Capitalization Reimbursement Amount;

                  (iii)    if the  Certificate  Principal  Balances of the Subordinate  Certificates  relating to a
         Loan Group have not been  reduced to zero,  to the Master  Servicer or a  Subservicer,  by  remitting  for deposit to the Custodial  Account,  to the extent of and in reimbursement  for any Advances or Subservicer
         Advances  previously  made  with  respect  to any  related  Mortgage  Loan or REO  Property  which  remain unreimbursed  in whole or in part following the Cash  Liquidation or REO Disposition of such Mortgage Loan or REO  Property,  minus any such Advances that were made with respect to  delinquencies  that  ultimately constituted Excess Special Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary
         Losses related to such Loan Group;

                  (iv)     to the Holders of the Class I-M-1  Certificates  or the Class  II-M-1  Certificates,  as
         applicable,  the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided below;

                  (v)      to the Holders of the Class I-M-1  Certificates  or the Class  II-M-1  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan Group for such  Distribution  Date,  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution  Dates, to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(vii),
         (ix),  (xi),  (xiii),  (xiv) and (xv) of this Series  Supplement  are  insufficient  therefor,  applied in reduction  of the  Certificate  Principal  Balance of the Class  I-M-1  Certificates  or the Class  II-M-1
         Certificates, as applicable;

                  (vi)     to the Holders of the Class I-M-2  Certificates  or the Class  II-M-2  Certificates,  as
         applicable,  the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided below;

                  (vii)    to the Holders of the Class I-M-2  Certificates  or the Class  II-M-2  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan Group for such  Distribution  Date,  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections 4.02(a) (ix),
         (xi),  (xiii),  (xiv)  and (xv)  are  insufficient  therefor,  applied  in  reduction  of the  Certificate
         Principal Balance of the Class I-M-2 Certificates or the Class II-M-2 Certificates, as applicable;

                  (viii)   to the Holders of the Class I-M-3  Certificates  or the Class  II-M-3  Certificates,  as
         applicable,  the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided below;

                  (ix)     to the Holders of the Class I-M-3  Certificates  or the Class  II-M-3  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan  Group for such  Distribution  Date  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(xi),
         (xiii),  (xiv) and (xv) are  insufficient  therefor,  applied in  reduction of the  Certificate  Principal
         Balance of the Class I-M-3 Certificates or the Class II-M-3 Certificates, as applicable;

                  (x)      to the Holders of the Class I-B-1  Certificates  or the Class  II-B-1  Certificates,  as
         applicable,  the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided below;

                  (xi)     to the Holders of the Class I-B-1  Certificates  or the Class  II-B-1  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan  Group for such  Distribution  Date  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution   Dates,  to  the  extent  the  amounts   available   pursuant  to  clause  (x)  of  Sections
         4.02(a)(xiii),  (xiv)  and (xv)  are  insufficient  therefor,  applied  in  reduction  of the  Certificate
         Principal Balance of the Class I-B-1 Certificates or the Class II-B-1 Certificates, as applicable;

                  (xii)    to the Holders of the Class I-B-2  Certificates  or the Class  II-B-2  Certificates,  as
         applicable,  the  Accrued  Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
         Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date,  except as provided below;

                  (xiii)   to the Holders of the Class I-B-2  Certificates  or the Class  II-B-2  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan  Group for such  Distribution  Date  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(xiv)
         and (xv) are  insufficient  therefor,  applied in reduction of the  Certificate  Principal  Balance of the
         Class I-B-2 Certificates or the Class II-B-2 Certificates, as applicable;

                  (xiv)    to the Holders of the Class I-B-3  Certificates  or the Class  II-B-3  Certificates,  as
         applicable,  an amount equal to (x) the Accrued  Certificate  Interest thereon for such Distribution Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided  below,  minus (y) the amount of any related Class A-P  Collection  Shortfalls for such
         Distribution  Date or remaining  unpaid for all  previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                  (xv)     to the Holders of the Class I-B-3  Certificates  or the Class  II-B-3  Certificates,  as
         applicable,  an amount equal to (x) the related Subordinate  Principal  Distribution Amount for such Class of  Certificates  for each  related  Loan  Group for such  Distribution  Date  minus (y) the amount of any related Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous
         Distribution  Dates  applied  in  reduction  of the  Certificate  Principal  Balance  of the  Class  I-B-3
         Certificates or the Class II-B-3 Certificates, as applicable;

                  (xvi)    to the Senior  Certificates,  on a pro rata basis in  accordance  with their  respective outstanding  Certificate  Principal Balances,  the portion, if any, of the Available  Distribution Amounts for  the  related  Loan  Group  remaining  after  the  foregoing  distributions,  applied  to  reduce  the
         Certificate  Principal  Balances of such Senior  Certificates,  but in no event more than the aggregate of
         the  outstanding  Certificate  Principal  Balances  of  each  such  Class  of  Senior  Certificates,   and
         thereafter,  to each Class of related Subordinate  Certificates then outstanding beginning with such Class with the Highest Priority,  any portion of the related Available  Distribution Amounts remaining after the related Senior  Certificates  have been retired,  applied to reduce the Certificate  Principal  Balance of each  such  Class  of  related  Subordinate  Certificates,  but in no  event  more  than  the  outstanding
         Certificate Principal Balance of each such Class of Subordinate Certificates; and

                  (xvii)   to the Class R-III  Certificates,  the balance,  if any, of the  Available  Distribution
         Amounts for both Loan Groups.

         Notwithstanding  the  foregoing,  on  any  Distribution  Date,  with  respect  to  the  Class  of  related
Subordinate  Certificates  outstanding  on such  Distribution  Date with the Lowest  Priority,  or in the event the related Subordinate  Certificates are no longer outstanding,  the related Senior Certificates,  Accrued Certificate
Interest thereon  remaining  unpaid from any previous  Distribution  Date will be distributable  only to the extent that (1) a shortfall in the amounts  available  to pay Accrued  Certificate  Interest on any Class of  Certificates
results from an interest rate  reduction in connection  with a Servicing  Modification,  or (2) such unpaid Accrued
Certificate  Interest was  attributable  to interest  shortfalls  relating to the failure of the Master Servicer to make any required  Advance,  or the  determination  by the Master  Servicer  that any proposed  Advance  would be a
Nonrecoverable  Advance with respect to the related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance Proceeds and REO
Proceeds have not yet been distributed to the Certificateholders.

              (b)     For the Group I Senior Certificates, prior to the occurrence of the Credit Support
     Depletion Date:

                 (i)      the Class A-P  Principal  Distribution  Amount for Loan Group I shall be  distributed  to the Class I-A-P Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                 (ii)     the Senior  Principal  Distribution  Amount for Loan Group I shall be  distributed in the following manner and priority:

                      (A)  first, to the Class R-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (B)  second, the balance of the Senior Principal Distribution Amount for Loan Group I
              remaining after the distributions, if any, described in clauses (b)(ii)(A) above shall be distributed concurrently as follows:

                                            (1)     33.3333333333% of such amount shall be distributed to the
                                   Class I-A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                                            (2)     66.6666666667% of such amount shall be distributed in the
                                   following manner and priority:

                                                    a.           first, to the Lockout Certificates, on a pro rata
                                            basis in accordance with their respective Certificate Principal
                                            Balances until the Certificate Principal Balances of the Lockout
                                            Certificates have been reduced to zero, an amount equal to the sum of
                                            (X) the Lockout Percentage of the aggregate of the collections described in clauses (A), (B), (C) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) for Loan Group I, without application of the Senior Percentage or the Senior Accelerated
                                            Distribution Percentage for Loan Group I and (Y) the product of (1)
                                            the Lockout Percentage (2) the Lockout Shift Percentage and (3) the
                                            aggregate of the collections described in clause (C) of Section
                                            4.02(a)(ii)(Y), without application of the Senior Accelerated
                                            Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) for Loan Group I is more than the balance of the Available Distribution Amount for Loan
                                            Group I remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount for Loan Group I have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (b)(ii)(B)(2)a. shall be reduced by an amount equal to the
                                            Lockout Certificates’ pro rata share (based on the aggregate
                                            Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of the Group I Senior
                                            Certificates (other than the Class I-A-P Certificates)) of such difference:

                                                    b.           second, any remaining amount shall be distributed
                                            concurrently as follows;

                                                                 1)      59.99986202333% of such amount shall be
                                                    distributed in the following manner and priority:

                                                                         a)       first, to the Class I-A-6
                                                                 Certificates, an amount up to $100, until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to zero;

                                                                         b)       second, to the Class I-A-7
                                                                 Certificates, any remaining amount, up to $100,
                                                                 until the Certificate Principal Balance thereof
                                                                 has been reduced to zero;

                                                                         c)       third, to the Class I-A-5
                                                                 Certificates, any remaining amount, up to
                                                                 $629,000, until the Certificate Principal Balance
                                                                 thereof has been reduced to zero;

                                                                         d)       fourth, any remaining amount to
                                                                 the Class I-A-6 Certificates, until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to the Planned Principal Balance for that
                                                                 Distribution Date;

                                                                         e)       fifth, any remaining amount to
                                                                 the Class I-A-7 Certificates until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to zero;

                                                                         f)       sixth, any remaining amount to
                                                                 the to the Class I-A-6 Certificates, without
                                                                 regard to the Planned Principal Balance for that
                                                                 Distribution Date, until the Certificate
                                                                 Principal Balance thereof has been reduced to
                                                                 zero; and

                                                                         g)       seventh, any remaining amount
                                                                 to the to the Class I-A-5 Certificates until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to zero; and

                                                                 2)      40.0001379767% of such amount shall be
                                                    distributed in the following manner and priority:

                                                                         a)       first, to the Class I-A-8
                                                                 Certificates until the Certificate Principal
                                                                 Balance thereof has been reduced to zero;

                                                                         b)       second, any remaining amount to
                                                                 the Class I-A-9 Certificates until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to zero; and

                                                                         c)       third, any remaining amount to
                                                                 the Class I-A-10 Certificates until the
                                                                 Certificate Principal Balance thereof has been
                                                                 reduced to zero;

                                                    c.           third, any remaining amount to the Class I-A-11
                                            Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

                                                    d.           fourth, any remaining amount to the Lockout
                                            Certificates on a pro rata basis in accordance with their respective
                                            Certificate Principal Balances, until the Certificate Principal
                                            Balances thereof have been reduced to zero.

              (c)     For the Group II Senior Certificates prior to the occurrence of the Credit Support
     Depletion Date,

                 (i)      the Class A-P Principal Distribution Amount for Loan Group II shall be distributed to the Class II-A-P Certificates, until the Certificate Principal Balance of that class has been reduced to zero; and

                 (ii)     an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows

                      (A) first, to the Class R-II Certificates and Class R-III Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal
              Balances of those classes have been reduced to zero; and

                      (B)  second, to the Class II-A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

              (d)     Notwithstanding Section 4.02(b) and Section 4.02(c), on or after the related Credit Support
     Depletion Date for Loan Group I or Loan Group II, the Senior Principal Distribution Amount for the related
     Loan Group will be distributed to the remaining Senior Certificates in the related Certificate Group (other than the related Class A-P Certificates and the related Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

              (e)     After the reduction of the Certificate Principal Balances of all Classes of Senior
     Certificates of a Certificate Group (other than the related Class A-P Certificates) to zero but prior to the related Credit Support Depletion Date, such Senior Certificates (other than the related Class A-P
     Certificates) will be entitled to no further distributions of principal thereon and the applicable Available
     Distribution Amount will be distributed solely to the holders of the related Class A-P Certificates, the related Class A-V Certificates and the related Subordinate Certificates, in each case as described herein.

              (f)     In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the
     Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).  If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of related Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess
     Special Hazard Losses and Extraordinary Losses related to a Loan Group, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section
     4.05.  The amount of any remaining Subsequent Recoveries will be applied to increase from zero the
     Certificate Principal Balance of the Class of related Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section
     4.05.  Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate
     Principal Balance of the Class of related Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on.
     Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs.  Any such increases shall be applied to the
     Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage
     Interest.

              (g)     Reserved.

              (h)     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each
     Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

              (i)     Except as otherwise provided in Section 9.01 of the Standard Terms, if the Master Servicer
     anticipates that a final distribution with respect to any Class of Certificates will be made on a future
     Distribution Date, the Master Servicer shall, no later than 40 days prior to such final Distribution Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, distribute, or cause to be distributed, to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.  In the event that Certificateholders required to surrender their
     Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the
     Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the
     Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

                  Section  4.03    Statements to Certificateholders;  Statements to the Rating Agencies;  Exchange
Act Reporting. (See Section 4.03 of the Standard Terms)

                  Section  4.04    Distribution of Reports to the Trustee and the Company;  Advances by the Master
Servicer. (See Section 4.04 of the Standard Terms)

                  Section  4.05    Allocation of Realized Losses.

         Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from  any Cash  Liquidation,  Servicing  Modification,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each
Realized Loss shall be evidenced by an Officers’  Certificate.  All Realized Losses,  other than Excess  Bankruptcy
Losses,  Excess Fraud Losses,  Excess Special Hazard Losses and  Extraordinary  Losses related to a Loan Group,  on
Mortgage  Loans in a Loan  Group,  shall be  allocated  to the  Certificates  in the related  Certificate  Group as follows:  first,  to the Class I-B-3  Certificates  or the Class  II-B-3  Certificates,  as  applicable,  until the
Certificate  Principal  Balance thereof has been reduced to zero;  second,  to the Class I-B-2  Certificates or the
Class II-B-2  Certificates,  as applicable,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  third,  to the  Class  I-B-1  Certificates  or the  Class  II-B-1  Certificates,  as  applicable,  until the
Certificate  Principal  Balance thereof has been reduced to zero;  fourth,  to the Class I-M-3  Certificates or the
Class II-M-3  Certificates,  as applicable,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  fifth,  to the  Class  I-M-2  Certificates  or the  Class  II-M-2  Certificates,  as  applicable,  until the
Certificate  Principal  Balance  thereof has been reduced to zero;  sixth,  to the Class I-M-1  Certificates or the
Class II-M-1  Certificates,  as applicable,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  and,  thereafter,  if any such  Realized  Loss is on a Discount  Mortgage  Loan,  to the  related  Class A-P
Certificates  in an amount equal to the related  Discount  Fraction of the  principal  portion of the Realized Loss until the  Certificate  Principal  Balance  of such  Class  A-P  Certificates  has been  reduced  to zero,  and the remainder of such Realized  Losses on the Discount  Mortgage  Loans in the related Loan Group and the entire amount of such Realized  Losses on  Non-Discount  Mortgage Loans in the related Loan Group will be allocated among (i) the
Group I Senior  (other  than the  Class  I-A-P  Certificates)  and,  in the case of the  interest  portion  of such
Realized  Loss,  the Class  I-A-V  Certificates  (in the case of a Group I Loan) on a pro rata  basis,  or (ii) the
Group II Senior  Certificates  (other than the Class II-A-P  Certificates) and, in the case of the interest portion of such  Realized  Loss,  the Class II-A-V  Certificates  (in the case of a Group II Loan) on a pro rata basis,  as
described  below;  provided,   however,  that  such  Realized  Losses  otherwise  allocable  to  the  Super  Senior
Certificates will be allocated to the Senior Support  Certificates  until the Certificate  Principal Balance of the
Senior Support Certificates has been reduced to zero.

         As used  herein,  an  allocation  of a Realized  Loss on a “pro rata  basis”  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized
Loss or based on the Accrued  Certificate  Interest  thereon payable from the related Loan Group in respect of such
Distribution Date (without regard to any Compensating  Interest allocated to the Available  Distribution  Amount of such Loan Group for such  Distribution  Date) in the case of an  interest  portion of a  Realized  Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt
Service  Reductions)  to a Class of  Certificates  shall be made by  reducing  the  Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;
provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates in
the  Certificate  Group  related  to Loan  Group I or Loan  Group II, as  applicable,  below the  aggregate  Stated
Principal  Balance of the Mortgage  Loans in the related Loan Group.  Any  allocation of the  principal  portion of
Realized  Losses (other than Debt Service  Reductions) to the related  Subordinate  Certificates  then  outstanding with the Lowest  Priority shall be made by operation of the definition of  “Certificate  Principal  Balance” and by operation of the  provisions of Section  4.02(a).  Allocations of the interest  portions of Realized  Losses (other than any interest  rate  reduction  resulting  from a Servicing  Modification)  shall be made in  proportion to the amount of Accrued  Certificate  Interest and by operation of the definition of “Accrued  Certificate  Interest” and by  operation  of the  provisions  of Section  4.02(a).  Allocations  of the  interest  portion of a Realized  Loss resulting from an interest rate reduction in connection  with a Servicing  Modification  shall be made by operation of the provisions of Section  4.02(a).  Allocations of the principal  portion of Debt Service  Reductions  shall be made by operation of the provisions of Section  4.02(a).  All Realized  Losses and all other losses  allocated to a
Class of  Certificates  hereunder  will be allocated  among the  Certificates  of such Class in  proportion  to the
Percentage  Interests  evidenced  thereby;  provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section  5.01(c),  such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date that would have resulted absent such reductions.

                  Section  4.06    Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section
4.06 of the Standard Terms)

                  Section  4.07    Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
Standard Terms)

                  Section  4.08    Surety Bond. (See Section 4.08 of the Standard Terms)

                                                     ARTICLE V

                                                 THE CERTIFICATES

                                       (See Article V of the Standard Terms)

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                   Section  6.01   Respective Liabilities of the Company and Master Servicer.  (See Section 6.01
of the Standard Terms.)

                  Section  6.02     Merger or Consolidation of the Company or Master Servicer; Assignment of
Rights and Delegation of Duties by the Master Servicer.

         (a)               (See Section 6.02(a) of the Standard Terms).

         (b)      Any Person  into which the  Company or the Master  Servicer  may be merged or  converted  or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the
Company or the Master  Servicer  shall be a party,  or any Person  succeeding to the business of the Company or the
Master  Servicer,  shall be the  successor of the Company or the Master  Servicer,  as the case may be,  hereunder, without  the  execution  or  filing  of any  paper or any  further  act on the part of any of the  parties  hereto, anything in this  Section  6.02(b) to the  contrary  notwithstanding;  provided,  however,  that the  successor  or surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or
Freddie Mac; and provided  further that each Rating  Agency’s  ratings,  if any, of the Senior,  Class M or Class B
Certificates  in effect  immediately  prior to such  merger or  consolidation  will not be  qualified,  reduced  or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c)               (See Section 6.02(c) of the Standard Terms).

         (d)               Notwithstanding  anything else in this Section 6.02 to the contrary,  the  conversion of
Residential Funding  Corporation’s or Residential Accredit Loans, Inc.’s  organizational  structure from a Delaware corporation  to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of Residential  Funding  Corporation or Residential  Accredit
Loans, Inc. hereunder.

                  Section  6.03     Limitation on Liability of the Company, Master Servicer and Others.  (See
Section 6.03 of the Standard Terms.)

                  Section  6.04     Company and Master Servicer Not to Resign.  (See Section 6.04 of the Standard
Terms.)

                                                    ARTICLE VII

                                                      DEFAULT

                                      (See Article VII of the Standard Terms)

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

         Section 8.01      Duties of Trustee.  (See Section 8.01 of the Standard Terms)

         Section 8.02      Certain Matters Affecting the Trustee.  (See Section 8.02 of the Standard Terms)

         Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.  (See Section 8.03 of the
Standard Terms)

         Section 8.04      Trustee May Own Certificates.  (See Section 8.04 of the Standard Terms)

         Section 8.05      Master Servicer to Pay Trustee’s Fees and Expenses; Indemnification.  (See Section
8.05 of the Standard Terms)

         Section 8.06      Eligibility Requirements for Trustee.  (See Section 8.06 of the Standard Terms)

         Section 8.07      Resignation and Removal of Trustee.  (See Section 8.07 of the Standard Terms)

         Section 8.08      Successor Trustee.

         (a)      Any  successor  trustee  appointed as provided in Section  8.07 shall  execute,  acknowledge  and deliver to the Company and to its  predecessor  trustee an instrument  accepting such  appointment  hereunder,  and thereupon  the  resignation  or removal of the  predecessor  trustee  shall  become  effective  and such  successor trustee,  without any further act,  deed or  conveyance,  shall  become  fully vested with all the rights,  powers, duties and  obligations  of its  predecessor  hereunder,  with the like  effect as if  originally  named as trustee herein.  The predecessor  trustee shall deliver to the successor  trustee all Custodial Files and related documents and  statements  held by it hereunder  (other than any  Custodial  Files at the time held by the  Custodian,  which shall  become  the agent of any  successor  trustee  hereunder),  and the  Company,  the  Master  Servicer  and the
predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the  successor  trustee all such rights,  powers, duties and obligations.

         (b)      (See Section 8.08(b) of the Standard Terms).

         (c)      (See Section 8.08(c) of the Standard Terms).

         Section 8.09      Merger or Consolidation of Trustee.  (See Section 8.09 of the Standard Terms)

                  Section 8.10      Appointment of Co-Trustee or Separate Trustee.  (See Section 8.10 of the
Standard Terms)

                  Section 8.11      Appointment of Custodian.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the  Company  and the Master  Servicer,  appoint  custodians  who are not  Affiliates  of the  Company,  the Master
Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article  VIII,  the Trustee  agrees to comply with the terms of each  Custodial
Agreement with respect to the Custodial  Files and to enforce the terms and provisions  thereof against the related custodian for the benefit of the  Certificateholders.  Each custodian shall be a depository  institution subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be  qualified  to do  business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial
Agreement,  with respect to the  Custodial  Files,  may be amended only as provided in Section  11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12      Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).

                                                    ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

                  Section  9.01    Optional Purchase by the Master Servicer of All Certificates; Termination Upon
Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

         (a)  Subject to Section 9.02, the  respective  obligations  and  responsibilities  of the  Depositor,  the
Master  Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the
Trustee to make certain  payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the  final  payment  or other  liquidation  (or any  Advance  with  respect thereto)  of the last  Mortgage  Loan  remaining  in the Trust  Find or the  disposition  of all  property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     the purchase by the Master  Servicer of all Group I Loans and all  property  acquired in respect of any Group I Loan  remaining  in the Trust Fund and the  purchase by the Master  Servicer of all
         Group II Loans and all property  acquired in respect of any Group II Loan  remaining in the Trust Fund, in each case,  at a price equal to 100% of the unpaid  principal  balance of each such  Mortgage Loan (or, if less than such unpaid  principal  balance,  the fair market  value of the related  underlying  property of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which  title has been  acquired  if such fair market value is less than such unpaid principal  balance) (net of any unreimbursed  Advances  attributable to  principal)  on the day of  repurchase,  plus accrued  interest  thereon at the Net  Mortgage  Rate (or
         Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan),  to, but not including,  the first day of the month in which  such  repurchase  price is  distributed;  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration  of 21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid  disqualification  of any portion of any REMIC formed under this Series  Supplement as a REMIC.  The purchase  price paid by the
         Master  Servicer  shall  also  include  any  amounts  owed by  Residential  Funding  pursuant  to the last paragraph of Section 4 of the Assignment  Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  compliance  with  laws  representation  pursuant  to  Section  4(k) of the
         Assignment Agreement, that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  relating to the Group I
Loans,  pursuant to clause (ii) above is conditioned  upon the Aggregate  Stated  Principal  Balance of the Group I
Loans as of the Final  Distribution  Date, prior to giving effect to distributions to be made on such  Distribution
Date,  being less than ten  percent  of the  Cut-off  Date  Principal  Balance  of Group I Loans.  The right of the
Master  Servicer to purchase  all the assets of the Trust Fund  relating to the Group II Loans,  pursuant to clause
(ii)  above is  conditioned  upon the  Aggregate  Stated  Principal  Balance  of the Group II Loans as of the Final
Distribution  Date, prior to giving effect to distributions to be made on such  Distribution  Date, being less than ten  percent of the  Cut-off  Date  Principal  Balance of the Group II Loans.  If such  right is  exercised  by the
Master  Servicer,  the  Master  Servicer  shall be  deemed  to have  been  reimbursed  for the full  amount  of any unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans being  purchased.  In addition, the Master  Servicer  shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any  Custodian  shall,  promptly  following  payment of the  purchase  price,  release to the Master  Servicer  the
Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution  Date on which the Aggregate  Stated Principal  Balance of the Group I Loans,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal  Balance of the Group I Loans,  the Master Servicer shall have the right, at its option,  to purchase the  Certificates  related to Loan Group I, in whole, but not in part, at a price equal to the sum of the  outstanding  Certificate  Principal  Balance of such  Certificates  plus the sum of one  month’s
Accrued Certificate Interest thereon,  or, with respect to the Class I-A-V Certificates,  on their Notional Amount, any  previously  unpaid  Accrued  Certificate  Interest.  On any  Distribution  Date on which the Aggregate  Stated
Principal  Balance of the Group II Loans,  prior to giving effect to distributions to be made on such  Distribution
Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Group II Loans,  the Master  Servicer
shall have the right, at its option,  to purchase the  Certificates  related to Loan Group II, in whole, but not in part, at a price equal to the sum of the outstanding  Certificate  Principal  Balance of such Certificates plus the sum of one month’s Accrued  Certificate  Interest thereon,  or, with respect to the Class II-A-V  Certificates,  on their Notional Amount, any previously unpaid Accrued  Certificate  Interest.  If the Master Servicer exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

         (b)  The Master  Servicer  shall give the Trustee not less than 40 days’ prior notice of the  Distribution
Date on which the  Master  Servicer  anticipates  that the final  distribution  will be made to  Certificateholders
(whether as a result of the  exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund or otherwise).  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date  that  would  otherwise  be a  Distribution  Date)  upon  which the  Certificateholders  may  surrender  their
Certificates  to the Trustee for payment of the final  distribution  and  cancellation,  shall be given promptly by the Master  Servicer (if it is  exercising  its right to purchase the assets of the Trust Fund),  or by the Trustee
(in any other case) by letter to  Certificateholders  mailed not  earlier  than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of Certificates at the office or agency of the
         Trustee therein designated,

                  (ii)     the amount of any such final payment, if known, and

                  (iii)    that the Record Date otherwise  applicable to such  Distribution Date is not applicable, and that payment will be made only upon  presentation  and surrender of the  Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such  notice to the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event such notice is given by the Master  Servicer,  the Master Servicer shall deposit in the Certificate  Account before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase price for the assets of the  Trust  Fund  computed  as above  provided.  The  Master  Servicer  shall  provide  to the  Trustee  written notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

         (c)  Upon  presentation  and surrender of the  Certificates by the  Certificateholders,  the Trustee shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the  Master  Servicer’s  election  to  repurchase,  or (ii) if the Master  Servicer  elected to so repurchase,  an amount equal to the outstanding  Certificate  Principal Balance of the  Certificates,  plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest.

         (d)  In the event that any  Certificateholders  shall not surrender their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date, the Trustee shall on such date cause all funds in the
Certificate  Account not distributed in final  distribution  to  Certificateholders  to be withdrawn  therefrom and credited to the remaining  Certificateholders  by depositing such funds in a separate  non-interest  bearing escrow account  for the  benefit  of such  Certificateholders,  and the  Master  Servicer  (if it  exercised  its right to purchase the assets of the Trust Fund),  or the Trustee (in any other case) shall give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and  receive  the  final distribution  with respect  thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow  account.  If within  nine  months  after the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the
Master Servicer as a result of such  Certificateholder’s  failure to surrender its Certificate(s) for final payment thereof in  accordance  with this Section 9.01 and the  Certificateholders  shall look only to the Master  Servicer for such payment.

                  Section  9.02    Additional Termination Requirements.  (See Section 9.02 of the Standard Terms).

                  Section  9.03    Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms).

                                                     ARTICLE X

                                                 REMIC PROVISIONS

                  Section  10.01   REMIC Administration.  (See Section 10.01 of the Standard Terms)

                  Section  10.02   Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section
10.02 of the Standard Terms)

                  Section  10.03   Designation of REMICs.

         The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets  described in the  definition of REMIC I, and subject to this  Agreement  (including the Group I Loans) as a REMIC (“REMIC I”)
for federal  income tax purposes.  The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets  described in the  definition  of REMIC II, and subject to this  Agreement  (including  the Group II
Loans) as a REMIC (“REMIC II”) for federal income tax purposes.  The REMIC  Administrator shall make an election to treat  the  entire  segregated  pool of assets  comprised  of the  Uncertificated  REMIC I  Regular  Interests  and
Uncertificated REMIC II Regular Interests as a REMIC (“REMIC III”) for federal income tax purposes.

         The  Uncertificated  REMIC I Regular  Interests  will be “regular  interests” in REMIC I and the Class R-I
Certificates  will be the sole class of “residual  interests” in REMIC I for purposes of the REMIC  Provisions  (as defined herein) under the federal income tax law. The  Uncertificated  REMIC II Regular  Interests will be “regular interests” in REMIC II and the Class R-II Certificates  will be the sole class of “residual  interests” in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

         The Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6,  Class I-A-7, Class
I-A-8,  Class I-A-9,  Class I-A-10,  Class I-A-11,  Class II-A-1,  Class I-A-V,  Class I-A-P,  Class II-A-P,  Class
II-A-V,  Class I-M-1, Class I-M-2, Class I-M-3, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1,  Class II-M-2,
Class II-M-3,  Class II-B-1,  Class II-B-2 and Class II-B-3  Certificates and the Uncertificated  REMIC III Regular
Interests  Z1 and  the  Uncertificated  REMIC  III  Regular  Interests  Z2,  the  rights  in and to  which  will be represented by the related Class A-V  Certificates,  will be “regular  interests” in REMIC III, and the Class R-III
Certificates  will be the sole class of  “residual  interests”  therein for  purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. On and after the date of issuance of any Subclass of related Class
A-V  Certificates  pursuant to Section 5.01(c) of the Standard Terms,  any such Subclass will represent the related
Uncertificated  REMIC III Regular  Interest or Interests Z1 or Interests Z2 specified by the initial  Holder of the related Class A-V Certificates pursuant to said Section.

                  Section  10.04   Distributions on the Uncertificated REMIC I Regular Interests, Uncertificated
REMIC II Regular Interests and Uncertificated REMIC III Regular Interests Z.

         (a)  On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the
Uncertificated  REMIC I Regular Interests and Uncertificated  REMIC II Regular Interests,  the Uncertificated REMIC
I Regular Interest  Distribution  Amounts and the Uncertificated  REMIC II Regular Interest  Distribution  Amounts,
respectively,  in the following order of priority to the extent of the related  Available  Distribution  Amount, as reduced  by  distributions  made to the Class R-I  Certificates  or the Class  R-II  Certificates,  as  applicable, pursuant to Section 4.02(a):

                  (i)      Uncertificated  Accrued Interest on the Uncertificated  REMIC I Regular Interests or the
         Uncertificated  REMIC  II  Regular  Interests,  as  applicable,  for  such  Distribution  Date,  plus  any
         Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In accordance  with the priority set forth in Section  10.04(b),  an amount equal to the sum of the amounts in respect of principal  distributable  on each Class of  Certificates  (other than the
         Class R-I  Certificates  and the Class R-II  Certificates)  under Section  4.02(a),  as allocated  thereto pursuant to Section 4.02(b).

         (b)  The amount  described  in Section  10.04(a)(ii)  in  respect  of the  Uncertificated  REMIC I Regular
Interest  Distribution  Amounts shall be deemed distributed to (i) Uncertificated  REMIC I Regular Interest V, (ii)
Uncertificated   REMIC  I  Regular  Interest  W,  (iii)   Uncertificated  REMIC  I  Regular  Interest  X  and  (ii)
Uncertificated  REMIC I Regular  Interest Y with the amount to be  distributed  allocated  among such  interests in accordance with the priority  assigned to each Related Class of Certificates,  respectively,  under Section 4.02(b)
until the  Uncertificated  Principal  Balance of each such  interest is reduced to zero.  The amount  described  in
Section  10.04(a)(ii) in respect of the  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts shall be deemed  distributed to (i)  Uncertificated  REMIC II Regular Interest X and (iii)  Uncertificated  REMIC II Regular
Interest Y with the amount to be  distributed  allocated  among such  interests  in  accordance  with the  priority assigned to each Related  Class of  Certificates,  respectively,  under Section  4.02(b)  until the  Uncertificated
Principal Balance of each such interest is reduced to zero.

         (c)  The  portion  of  the  Uncertificated   REMIC  I  Regular  Interest   Distribution  Amounts  and  the
Uncertificated  REMIC II Regular Interest  Distribution  Amounts described in Section  10.04(a)(ii) shall be deemed distributed  by REMIC I to REMIC III or REMIC II to REMIC III, as the case may be, in accordance  with the priority assigned to the  Uncertificated  REMIC I Regular Interest or  Uncertificated  REMIC II Regular Interest as the case may be, relative to that assigned to the Certificates under Section 4.02(b).

         (d)  In determining from time to time the Uncertificated  REMIC I Regular Interest  Distribution  Amounts,
the Uncertificated  REMIC II Regular Interest  Distribution  Amounts and Uncertificated  REMIC III Regular Interest
Distribution Amounts:

                  (i)      Realized  Losses  allocated to the Class A-V  Certificates  under  Section 4.05 shall be deemed  allocated to the  Uncertificated  REMIC III Regular  Interests  Z1, in the case of the Class I-A-V
         Certificates,  and the  Uncertificated  REMIC III Regular  Interests  Z2, in the case of the Class  II-A-V
         Certificates,  pro rata according to the respective amounts of Uncertificated  Accrued Interest that would have accrued on such  Uncertificated  REMIC III Regular  Interests Z1 or Z2 for the Distribution  Date for
         which such allocation is being made in the absence of such allocation;

                  (ii)     Realized Losses  allocated to the Class I-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

                  (iii)    Realized Losses allocated to the Class II-A-P  Certificates  under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest X;

                  (iv)     Realized Losses allocated to the Class I-A-1 Certificates and Class I-A-2 Certificates
under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

                  (v)      Realized Losses allocated to the Class I-A-3 through Class I-A-11 Certificates under
Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

                  (vi)     Realized Losses  allocated to the Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-B-1,
         Class  I-B-2 and Class  I-B-3 under  Section  4.05 shall be deemed  allocated  to  Uncertificated  REMIC I
         Regular Interest Y;

                  (vii)    Realized  Losses  allocated to the Class  II-A-1,  Class  II-M-1,  Class  II-M-2,  Class
         II-M-3,  Class II-B-1,  Class II-B-2, Class II-B-3 Certificates and Class R-III Certificates under Section
         4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest Y;

                  (viii)   Realized Losses  allocated to the  Uncertificated  REMIC III Regular  Interests Z1 under clause  (i),  above,  shall be deemed  allocated,  in each case,  to the  related  Uncertificated  REMIC I
         Regular Interest Z; and

                  (ix)     Realized Losses  allocated to the  Uncertificated  REMIC III Regular  Interests Z2 under clause  (i),  above,  shall be deemed  allocated,  in each case,  to the related  Uncertificated  REMIC II
         Regular Interest Z.

         (e)  On each  Distribution  Date the Trustee shall be deemed to distribute from REMIC III, in the priority set forth in  Sections  4.02(a) and (b),  to the  Holders of each Class of  Certificates  (other than the Class R-I
Certificates and the Class R-II Certificates) the amounts  distributable  thereon from the  Uncertificated  REMIC I
Regular  Interest  Distribution  Amounts and the  Uncertificated  REMIC II Regular  Interest  Distribution  Amounts
deemed to have been received by REMIC III from REMIC I and REMIC II under this Section  10.04.  The amounts  deemed distributed  hereunder  with respect to the Class I-A-V  Certificates  and the Class II-A-V  Certificates  shall be deemed  to have  been  distributed  in  respect  of the  Uncertificated  REMIC  III  Regular  Interests  Z1 and the
Uncertificated  REMIC III Regular Interests Z2,  respectively,  in accordance with their respective  Uncertificated
REMIC III Regular Interest  Distribution  Amounts,  as such  Uncertificated  REMIC III Regular Interests Z1 and the
Uncertificated  REMIC  III  Regular  Interests  Z2  comprise  the Class  I-A-V  Certificates  and the Class  II-A-V
Certificates, respectively.

         (f)  Notwithstanding  the  deemed  distributions  on the  Uncertificated  REMIC I Regular  Interests,  the
Uncertificated  REMIC II Regular Interests and the  Uncertificated  REMIC III Regular Interests Z described in this
Section 10.04,  distributions  of funds from the Certificate  Account shall be made only in accordance with Section
4.02.

                  Section  10.05   Compliance with Withholding Requirements.

                  Notwithstanding  any other  provision  of this  Agreement,  the Trustee or any Paying  Agent,  as applicable,  shall comply with all federal  withholding  requirements  respecting  payments to  Certificateholders, including  interest or original issue discount  payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

                  Section  11.01   Amendment.  (See Section 11.01 of the Standard Terms)

                  Section  11.02   Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard
Terms)

                  Section  11.03   Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard
Terms)

                  Section  11.04   Governing Law.  (See Section 11.04 of the Standard Terms)

         Section  11.05            Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

----------------------------------------- ----------------------------------------------------------------------------
               Recipient                                                    Address
----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Company                                   8400 Normandale Lake Boulevard
                                          Suite 250, Minneapolis, Minnesota  55437,
                                          Attention:  President

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Master Servicer                           2255 N. Ontario Street, Suite 400
                                          Burbank, California 91504-2130,
                                          Attention:  Managing Director/Master Servicing

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Trustee                                   Corporate Trust Office
                                          1761 East St. Andrew Place
                                          Santa Ana, California 92705-4934,
                                          Attention:  Residential Accredit Loans, Inc. Series 2006-QS13

                                          The Trustee designates its offices located at DB Services Tennessee, 648
                                          Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer Unit, for
                                          the purposes of Section 8.12 of the Standard Terms

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Moody’s Investors Service, Inc.           99 Church Street, 4th Floor
                                          New York, New York 10004

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Fitch Ratings                             One State Street Plaza
                                          New York, New York 10041
----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Standard & Poor's Ratings Services        55 Water Street, 40th Floor
                                          New York, NY 10041-0003
----------------------------------------- ----------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

                  Section  11.06   Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the
Standard Terms)

                  Section  11.07   Severability of Provisions. (See Section 11.07 of the Standard Terms)

                  Section  11.08   Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
Standard Terms)

                  Section  11.09   Allocation of Voting Rights.

                  96.0% of all of the Voting Rights shall be allocated  among Holders of  Certificates,  other than the Interest Only  Certificates and Class R Certificates,  in proportion to the outstanding  Certificate  Principal
Balances of their  respective  Certificates;  1.0% of all Voting Rights will be allocated  among the Holders of the
Class I-A-2 Certificates in accordance with their respective Percentage  Interests,  1.0% of all Voting Rights will be allocated  among the Holders of the Class I-A-V  Certificates  in accordance  with their  respective  Percentage
Interests,  1.0% of all Voting  Rights will be  allocated  among the Holders of the Class  II-A-V  Certificates  in accordance  with their  respective  Percentage  Interests  and 0.34%,  0.33% and 0.33% of all Voting Rights will be allocated  among the Holders of the Class R-I, Class R-II and Class R-III  Certificates,  in accordance  with their respective Percentage Interests.

                  Section  11.010   No Petition.

                  The  Depositor,  Master  Servicer  and the Trustee,  by entering  into this  Agreement,  and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                     RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                     By:____/s/Christopher Martinez_____________________
                                                            Name:     Christopher Martinez
                                                            Title:    Vice President

Attest: ___/s/Tim Jacobson______
       Name:
       Title:

                                                     RESIDENTIAL FUNDING CORPORATION
[Seal]

                                                     By:____/s/Tim Jacobson____________________________
                                                            Name:    Tim Jacobson
                                                            Title:   Associate

Attest:___Christopher Martinez___
       Name:
       Title:

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                     By:___/s/ Amy Stoddard_____________________________
                                                            Name:
                                                            Title:

Attest:__/s/ Barbara Campbell___
       Name:
       Title:

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )
                  On the 28th day of September,  2006 before me, a notary public in and for said State,  personally appeared Christopher  Martinez,  known to me to be a Vice President of Residential Accredit Loans, Inc., one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                         ___/s/Amy Sue Olson_____________________
                                                                  Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )
                  On the  28th  day of  September,  2006  before  me,  a  notary  public  in and  for  said  State, personally  appeared  _____________________,  known to me to be a(n)  ____________________  of Residential  Funding
Corporation,  one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                         ___/s/Amy Sue Olson_____________________
                                                                  Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                         ) ss.:
COUNTY OF ORANGE                         )
                  On the 28th day of September,  2006 before me, a notary public in and for said State,  personally appeared  __________,  known to me to be a(n)  __________  of Deutsche Bank Trust  Company  Americas,  the national banking  association that executed the within instrument,  and also known to me to be the person who executed it on behalf of said  national  banking  association  and  acknowledged  to me that  such  national  banking  association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                         ___/s/ Diana Nguyen______________________
                                                                  Notary Public
[Notarial Seal]

                                                   EXHIBIT ONE-I

                                              MORTGAGE LOAN SCHEDULE

                                                   GROUP I LOANS

                                              AVAILABLE UPON REQUEST

                                                  EXHIBIT ONE-II

                                              MORTGAGE LOAN SCHEDULE

                                                  GROUP II LOANS

                                              AVAILABLE UPON REQUEST

                                                   EXHIBIT TWO-I

                                 SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

                                              AVAILABLE UPON REQUEST

                                                  EXHIBIT TWO-II

                                        SCHEDULE OF DISCOUNT FRACTIONS FOR
                                                  GROUP II LOANS

                                              AVAILABLE UPON REQUEST

                                                   EXHIBIT THREE

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

                  (i)      the applicable Record Date, Determination Date and Distribution Date;

                  (ii)     for each Loan Group  separately,  the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

                  (iii)    the  Servicing  Fee  and  Subservicing  Fee  payable  to the  Master  Servicer  and  the
         Subservicer;

                  (iv)     the amount of any other fees or expenses paid;

                  (v)       (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the  Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount  included  therein representing Principal Prepayments;

                  (vi)     the amount of such  distribution to Holders of such Class of  Certificates  allocable to interest;

                  (vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds  available  therefor, the amount of the shortfall;

                  (viii)   the aggregate  Certificate  Principal  Balance of each Class of Certificates and each of the Senior  Percentage and  Subordinate  Class  Percentage,  before and after giving effect to the amounts distributed  on such  Distribution  Date,  separately  identifying  any reduction  thereof due to Realized
         Losses other than pursuant to an actual distribution of principal;

                  (ix)     the aggregate Certificate  Principal Balance of each of the Class A Certificates,  Class
         M Certificates and Class B Certificates as of the Closing Date;

                  (x)      for each Loan Group  separately,  the weighted average remaining term to maturity of the
         Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xi)     for each Loan Group  separately,  the weighted  average  Mortgage  Rates of the Mortgage
         Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xii)    if  applicable,  the Special  Hazard  Amount,  Fraud Loss Amount and  Bankruptcy  Amount
         related to a Loan Group and as of the close of business on the applicable Distribution Date;

                  (xiii)   the Pool Stated  Principal  Balance and number of the Mortgage Loans after giving effect to the  distribution  of  principal  on such  Distribution  Date and the number of  Mortgage  Loans at the beginning and end of the related Due Period;

                  (xiv)    for each Loan Group  separately,  on the basis of the most recent  reports  furnished to it by  Sub-Servicers,  the number and Stated Principal  Balances of Mortgage Loans that are Delinquent (A)
         30-59  days,  (B) 60-89  days and (C) 90 or more days and the  number and  Stated  Principal  Balances  of
         Mortgage Loans that are in foreclosure;

                  (xv)     for each Loan  Group  separately,  the  aggregate  amount of  Realized  Losses  for such
         Distribution Date;

                  (xvi)    the amount,  terms and general  purpose of any Advance by the Master  Servicer  pursuant to Section 4.04;

                  (xvii)   any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans during the Due Period or that have cumulatively become material over time;

                  (xviii)  any material  breaches of Mortgage  Loan  representations  or warranties or covenants in the Agreement.

                  (xix)    the related Subordinate Principal Distribution Amount;

                  (xx)     for each Loan Group  separately,  the  number,  aggregate  principal  balance and Stated
         Principal Balances of any REO Properties;

                  (xxi)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of
         Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xxii)   the Pass-Through Rate with respect to the Class A-V Certificates;

                  (xxiii)  the  Pass-Through  Rates on the Floater  Certificates  and Inverse Floater  Certificates
         for such Distribution Date, separately identifying LIBOR for such Distribution Date;

                  (xxiv)   the Notional Amount with respect to each class of Interest Only Certificates;

                  (xxv)    the occurrence of the Credit Support Depletion Date;

                  (xxvi)   the related Senior Accelerated Distribution Percentage applicable to such distribution;

                  (xxvii)  the related Senior Percentage for such Distribution Date;

                  (xxviii)  for each Loan Group  separately,  the aggregate  amount of any recoveries on previously foreclosed loans from Sellers;

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The  Trustee's  internet  website  will  initially be located at  https://www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                   EXHIBIT FOUR

                                      STANDARD TERMS OF POOLING AND SERVICING
                                        AGREEMENT DATED AS OF MARCH 1, 2006

                                                   EXHIBIT FIVE

                 Planned Principal Balances for
                    Class I-A-6 Certificates

        Distribution Date           Planned Principal Balance
     Initial Balance                      $77,359,000.00
     October 2006                         $77,359,000.00
     November 2006                        $77,359,000.00
     December 2006                        $77,359,000.00
     January 2007                         $77,359,000.00
     February 2007                        $77,359,000.00
     March 2007                           $77,359,000.00
     April 2007                           $77,313,248.48
     May 2007                             $77,196,555.70
     June 2007                            $77,009,393.68
     July 2007                            $76,752,307.42
     August 2007                          $76,425,914.49
     September 2007                       $76,030,904.44
     October 2007                         $75,568,038.19
     November 2007                        $75,038,147.18
     December 2007                        $74,442,132.49
     January 2008                         $73,780,963.74
     February 2008                        $73,055,678.00
     March 2008                           $72,267,378.44
     April 2008                           $71,417,232.96
     May 2008                             $70,506,472.65
     June 2008                            $69,536,390.18
     July 2008                            $68,508,338.03
     August 2008                          $67,423,726.64
     September 2008                       $66,284,022.48
     October 2008                         $65,090,745.97
     November 2008                        $63,845,469.31
     December 2008                        $62,549,814.26
     January 2009                         $61,205,449.80
     February 2009                        $59,823,199.20
     March 2009                           $58,462,839.55
     April 2009                           $57,124,137.66
     May 2009                             $55,806,862.82
     June 2009                            $54,510,786.79
     July 2009                            $53,235,683.74
     August 2009                          $51,981,330.28
     September 2009                       $50,747,505.37
     October 2009                         $49,533,990.34
     November 2009                        $48,340,568.86
     December 2009                        $47,167,026.90
     January 2010                         $46,013,152.69
     February 2010                        $44,878,736.76
     March 2010                           $43,763,571.84
     April 2010                           $42,667,452.89
     May 2010                             $41,590,177.05
     June 2010                            $40,531,543.61
     July 2010                            $39,491,354.02
     August 2010                          $38,469,411.85
     September 2010                       $37,465,522.76
     October 2010                         $36,479,494.47
     November 2010                        $35,511,136.76
     December 2010                        $34,560,261.45
     January 2011                         $33,626,682.37
     February 2011                        $32,710,215.31
     March 2011                           $31,810,678.05
     April 2011                           $30,927,890.31
     May 2011                             $30,061,673.74
     June 2011                            $29,211,851.88
     July 2011                            $28,378,250.16
     August 2011                          $27,560,695.87
     September 2011                       $26,759,018.16
     October 2011                         $26,095,338.90
     November 2011                        $25,446,788.30
     December 2011                        $24,813,201.87
     January 2012                         $24,194,416.87
     February 2012                        $23,590,272.33
     March 2012                           $23,000,608.99
     April 2012                           $22,425,269.28
     May 2012                             $21,864,097.34
     June 2012                            $21,316,938.97
     July 2012                            $20,783,641.63
     August 2012                          $20,264,054.41
     September 2012                       $19,758,028.01
     October 2012                         $19,331,267.75
     November 2012                        $18,928,784.15
     December 2012                        $18,550,071.57
     January 2013                         $18,194,634.51
     February 2013                        $17,861,987.41
     March 2013                           $17,551,654.45
     April 2013                           $17,263,169.40
     May 2013                             $16,996,075.37
     June 2013                            $16,749,924.65
     July 2013                            $16,524,278.54
     August 2013                          $16,318,707.18
     September 2013                       $16,132,789.32
     October 2013                         $16,077,188.35
     November 2013                        $15,841,357.20
     December 2013                        $15,473,440.14
     January 2014                         $14,837,263.00
     February 2014                        $14,216,525.36
     March 2014                           $13,610,888.50
     April 2014                           $13,020,020.71
     May 2014                             $12,443,597.23
     June 2014                            $11,881,300.06
     July 2014                            $11,332,817.86
     August 2014                          $10,797,845.76
     September 2014                       $10,276,085.30
     October 2014                         $9,862,766.07
     November 2014                        $9,459,314.93
     December 2014                        $9,065,510.46
     January 2015                         $8,681,136.02
     February 2015                        $8,305,979.62
     March 2015                           $7,939,833.86
     April 2015                           $7,582,495.82
     May 2015                             $7,233,766.96
     June 2015                            $6,893,453.02
     July 2015                            $6,561,363.96
     August 2015                          $6,237,313.85
     September 2015                       $5,921,120.77
     October 2015                         $5,690,887.08
     November 2015                        $5,465,272.02
     December 2015                        $5,244,183.84
     January 2016                         $5,027,532.65
     February 2016                        $4,815,230.28
     March 2016                           $4,607,190.33
     April 2016                           $4,403,328.11
     May 2016                             $4,203,560.58
     June 2016                            $4,007,806.36
     July 2016                            $3,815,985.66
     August 2016                          $3,627,092.62
     September 2016                       $3,435,759.97
     October 2016                         $3,248,366.66
     November 2016                        $3,064,833.11
     December 2016                        $2,885,081.35
     January 2017                         $2,709,034.96
     February 2017                        $2,536,619.05
     March 2017                           $2,367,760.22
     April 2017                           $2,202,386.53
     May 2017                             $2,040,427.48
     June 2017                            $1,881,814.00
     July 2017                            $1,726,478.35
     August 2017                          $1,574,354.20
     September 2017                       $1,425,376.50
     October 2017                         $1,279,481.52
     November 2017                        $1,136,606.81
     December 2017                         $996,691.16
     January 2018                          $859,674.57
     February 2018                         $725,498.27
     March 2018                            $594,104.65
     April 2018                            $465,437.24
     May 2018                              $339,440.71
     June 2018                             $216,060.86
     July 2018                              $95,244.53
     August 2018
     and thereafter                              $0.00